                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130755

COLLATERAL INFORMATION
$2,243,271,168 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

BANK OF AMERICA COMMERCIAL MORTGAGE TRUST 2006-5
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
SPONSOR AND MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
SPONSOR AND MORTGAGE LOAN SELLER

SUNTRUST BANK
MORTGAGE LOAN SELLER

CITIGROUP GLOBAL MARKETS REALTY CORP.
MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

SEPTEMBER 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
                                -----------------
BARCLAYS CAPITAL                                      SUNTRUST ROBINSON HUMPHREY
                                -----------------
MORGAN STANLEY                                             RBS GREENWICH CAPITAL

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                          ----------------------------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc.,
SunTrust Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Greenwich
Capital Markets, Inc. (each an "Underwriter" and, collectively, the
"Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change.
Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                          ----------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

                          ----------------------------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                          ----------------------------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Terms......................................................    4

Contact Information....................................................    5

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans or Crossed Portfolios

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

  NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
  MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED SEPTEMBER   2006.

CUT-OFF DATE         All Mortgage Loan characteristics are based
                     on balances as of the Cut-off Date, which is
                     October 1, 2006 (or, with respect to Loan No.
                     20061737, October 5, 2006).

MORTGAGE POOL        The Mortgage Pool consists of 183 Mortgage Loans (the
                     "Mortgage Loans") with an aggregate balance as of the
                     Cut-off Date of $2,243,271,168 (the "Initial Pool
                     Balance"). The Mortgage Loans are secured by 392 properties
                     (the "Mortgaged Properties") located throughout 46 states
                     and the Commonwealth of Puerto Rico.

DEPOSITOR            Banc of America Commercial Mortgage Inc.

ISSUING ENTITY       Banc of America Commercial Mortgage Trust 2006-5.

SPONSORS             Bank of America, National Association ("Bank of America" or
                     "BofA"), Barclays Capital Real Estate Inc. ("Barclays" or
                     "BCRE") and Bear Stearns Commercial Mortgage, Inc. ("Bear
                     Stearns" or "BSCMI").

MORTGAGE             Bank of America, Barclays, Bear Stearns, SunTrust Bank
LOAN SELLERS         ("SunTrust") and Citigroup Global Markets Realty Corp.
                     ("Citi").

UNDERWRITERS         Banc of America Securities, LLC Barclays Capital Inc., and
                     Bear, Stearns & Co. Inc. are acting as co-lead managers.
                     Banc of America Securities LLC and Bear, Stearns & Co. Inc.
                     are acting as joint bookrunners. SunTrust Capital Markets,
                     Inc., Morgan Stanley & Co. Incorporated and Greenwich
                     Capital Markets, Inc. are acting as co-managers.

TRUSTEE              LaSalle Bank National Association

MASTER SERVICER      Bank of America, National Association. See "THE
                     SERVICERS--The Master Servicer" in the prospectus
                     supplement.

SPECIAL SERVICER     Midland Loan Services, Inc. See "The SERVICERS--The Special
                     Servicer" in the prospectus supplement.

RATING AGENCIES      Moody's Investors Service, Inc. ("Moody's") and Standard
                     and Poor's Ratings Services, a division of The McGraw-Hill
                     Companies, Inc. ("S&P").

SETTLEMENT DATE      On or about October  , 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC              BEAR, STEARNS & CO. INC.                   BARCLAYS CAPITAL INC.
Bill Hale                                   Craig Sedmak                               Haejin Baek
(704) 388-1597 (Phone)                      (212) 272-4953 (Phone)                     (212) 412-1863 (Phone)
(704) 388-9677 (Fax)                        (917) 849-0223 (Fax)                       (212) 412-7489 (Fax)
bill.e.hale@bankofamerica.com               csedmak@bear.com                           haejin.baek@barcap.com

Geordie Walker                              Tim Koltermann                             Brian Dixon
(704) 388-1597 (Phone)                      (212) 272-4953 (Phone)                     (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                        (917) 849-0223 (Fax)                       (212) 412-7305 (Fax)
geordie.r.walker@bankofamerica.com          tkoltermann@bear.com                       brian.dixon@barcap.com

Chris Springer                              Jignesh Patel                              Craig Leonard
(704) 388-1597 (Phone)                      (212) 272-6184 (Phone)                     (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                        (917) 849-0223 (Fax)                       (212) 412-7305 (Fax)
chris.springer@bankofamerica.com            jignesh.patel@bear.com                     craig.leonard@barcap.com

                                                                                       Sang Yu
                                                                                       (212) 412-3685 (Phone)
                                                                                       (212) 412-1678 (Fax)
                                                                                       sang.yu@barcap.com

SUNTRUST CAPITAL MARKETS, INC.              MORGAN STANLEY & CO. INCORPORATED          GREENWICH CAPITAL MARKETS, INC.
Patrick Guidera                             Kara McShane                               Chris McCormack
(404) 230-5061 (Phone)                      (212) 761-2164 (Phone)                     (203) 625-2900 (Phone)
(404) 588-8753 (Fax)                        (212) 507-5062 (Fax)                       (203) 618-2052 (Fax)
patrick.guidera@suntrust.com                kara.mcshane@morganstanley.com             mccormc@rbsgc.com

Roberto Lumpris                             Jon Miller                                 Andrew Flick
(404) 532-0715 (Phone)                      (212) 761-1317 (Phone)                     (203) 625-2900 (Phone)
(404) 813-0000 (Fax)                        (212) 507-6994 (Fax)                       (203) 302-7228 (Fax)
roberto.lumpris@suntrust.com                jon.miller@morganstanley.com               andrew.flick@rbsgc.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                 MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
                                                                               ----------------   ----------------  ----------------

Number of Mortgage Loans.....................................................         183               158                25
Number of Mortgaged Properties...............................................         392               367                25
Aggregate Balance of all Mortgage Loans(1)...................................   $2,243,271,168     $2,013,072,464     $230,198,704
Number of Balloon Payment Mortgage Loans(2)(3)...............................         167               147                20
Aggregate Balance of Balloon Payment Mortgage Loans(2)(3)....................   $1,733,283,168     $1,581,457,464     $151,825,704
Number of Anticipated Repayment Date Mortgage Loans(3)(4)....................          5                 5                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3)(4).........    $226,650,000       $226,650,000           $0
Number of Interest Only Mortgage Loans(4)....................................         16                 11                5
Aggregate Balance of Interest Only Mortgage Loans............................    $509,988,000       $431,615,000      $78,373,000
Maximum Balance..............................................................    $133,500,000       $133,500,000      $30,523,000
Minimum Balance..............................................................      $514,071           $514,071         $2,120,000
Average Balance..............................................................     $12,258,312       $12,740,965        $9,207,948
Number of Cross-Collateralized and Cross-Defaulted Loan Pools................          3                 3                 0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted......    $152,000,000       $152,000,000           $0
Weighted Average Cut-off Date LTV Ratio......................................        70.9%             70.7%             73.3%
Maximum Cut-off Date LTV Ratio...............................................        83.3%             83.3%             80.0%
Minimum Cut-off Date LTV Ratio...............................................        35.7%             35.7%             58.7%
Weighted Average DSCR........................................................       1.34x              1.35x             1.28x
Maximum DSCR.................................................................       2.64x              2.64x             1.63x
Minimum DSCR.................................................................       1.07x              1.07x             1.15x
Weighted Average LTV at Maturity or Anticipated Repayment Date...............        66.1%             65.8%             68.8%
Range of Mortgage Loan Interest Rates........................................  4.960% to 6.840%   4.960% to 6.840%  5.312% to 6.550%
Weighted Average Mortgage Loan Interest Rate.................................       6.114%             6.113%            6.125%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(5)      51 to 120         51 to 120         111 to 119
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(5).         105               104               118

______________
(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)   Four Mortgage Loans, Loan Nos. 47621, 48430, 48429, and 47563 (such Loan
      Numbers are set forth in ANNEX A to the prospectus supplement), representing 2.3%, 2.3%, 2.2%, and 0.5% of the Initial Pool Balance (2.5%,
      2.5%, 2.5%, and 0.6% of the Group 1 Balance), respectively, are all
      Anticipated Repayment Date Loans and Balloon Mortgage Loans which results in such Mortgage Loans appearing in each category.

(4)   One Mortgage Loan, Loan No. 47200, representing 2.8% of the Initial Pool
      Balance (3.1% of the Group 1 Balance) is both an ARD Loan and Interest
      Only Mortgage Loan which results is such Mortgage Loan appearing in each category.

(5)   In the case of mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

      One mortgage loan referred to as the Eastridge Mall A/B Loan is evidenced by a split loan structure comprised of a note A, referred to as the
      Eastridge Mall A/B Note A, and a subordinate note B referred to as the
      Eastridge Mall A/B Note B. Only the Eastridge Mall A/B Note A is included in the trust fund. The aggregate principal balance as of the cut-off date of the Eastridge Mall A/B Note A is $133,500,000 and the aggregate principal balance as of the cut-off date of the Eastridge Mall A/B Note B is $36,500,000. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Eastridge Mall A/B Loan are references only to the Eastridge Mall A/B
      Note A (and exclude the Eastridge Mall A/B Note B).

      One mortgage loan referred to as the Camp Group Portfolio A/B Loan is evidenced by a split loan structure comprised of a note A, referred to as the Camp Group Portfolio A/B Note A, and a subordinate note B referred to as the Camp Group Portfolio A/B Note B. Only the Camp Group Portfolio A/B
      Note A is included in the trust fund. The aggregate principal balance as of the cut-off date of the Camp Group Portfolio A/B Note A is $45,800,000 and the aggregate principal balance as of the cut-off date of the Camp
      Group Portfolio A/B Note B is $4,050,000. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Camp Group Portfolio A/B Loan are references only to the Camp Group Portfolio A/B Note A (and exclude the Camp Group
      Portfolio A/B Note B).

      One mortgage loan referred to as the Seville Plaza A/B Loan is evidenced by a split loan structure comprised of a note A, referred to as the
      Seville Plaza A/B Note A, and a subordinate note B referred to as the
      Seville Plaza A/B Note B. Only the Seville Plaza A/B Note A is included in the trust fund. The aggregate principal balance as of the cut-off date of the Seville Plaza A/B Note A is $21,650,000 and the aggregate principal balance as of the cut-off date of the Seville Plaza A/B Note B is
      $3,000,000. Unless otherwise stated, all references to the principal balance and the related information (including cut-off date balances) of the Seville Plaza A/B Loan are references only to the Seville Plaza A/B
      Note A (and exclude the Seville Plaza A/B Note B).

      See also "SUMMARY OF THE PROSPECTUS SUPPLEMENT--Certain Mortgage Loan
      Calculations" and "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

                                   [PIE CHART]

Office                        12.4%
Hotel                         12.2%
Industrial                     5.2%
Self Storage                   4.7%
Other                          4.5%
Manfactured Housing            3.1%
Mixed Use                      0.8%
Retail                        42.8%
Multifamily                   14.3%

PROPERTY TYPE

                                                                     % OF       WEIGHTED
                                NUMBER OF        AGGREGATE         INITIAL      AVERAGE
                                MORTGAGED      CUT-OFF DATE          POOL     UNDERWRITTEN
        PROPERTY TYPE           PROPERTIES        BALANCE          BALANCE        DSCR
-------------------------------------------------------------------------------------------

Retail                              219          $960,482,226        42.8%         1.35x
-------------------------------------------------------------------------------------------
  Anchored                          197           884,059,392        39.4          1.35x
-------------------------------------------------------------------------------------------
  Unanchored                         14            52,239,113         2.3          1.37x
-------------------------------------------------------------------------------------------
  Shadow Anchored                     8            24,183,721         1.1          1.29x
-------------------------------------------------------------------------------------------
Multifamily                          34           320,276,583        14.3          1.30x
-------------------------------------------------------------------------------------------
Office                               31           278,309,267        12.4          1.25x
-------------------------------------------------------------------------------------------
Hotel                                34           272,991,926        12.2          1.43x
-------------------------------------------------------------------------------------------
Industrial                           21           117,451,564         5.2          1.32x
-------------------------------------------------------------------------------------------
Self Storage                         15           105,722,417         4.7          1.33x
-------------------------------------------------------------------------------------------
Other                                20           101,420,529         4.5          1.52x
-------------------------------------------------------------------------------------------
Manufactured Housing                 15            68,706,656         3.1          1.23x
-------------------------------------------------------------------------------------------
Mixed Use                             3            17,910,000         0.8          1.27x
-------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                      392        $2,243,271,168       100.0%         1.34X
-------------------------------------------------------------------------------------------

                                                    WEIGHTED                          WEIGHTED
                                  MIN-MAX           AVERAGE            MIN-MAX        AVERAGE
                                UNDERWRITTEN      CUT-OFF DATE      CUT-OFF DATE      MORTGAGE
        PROPERTY TYPE               DSCR           LTV RATIO         LTV RATIO          RATE
-----------------------------------------------------------------------------------------------

Retail                         1.07x / 2.64x           70.8%        39.0% / 83.3%        6.063%
-----------------------------------------------------------------------------------------------
  Anchored                     1.07x / 2.64x           71.3%         39.0 / 83.3         6.052%
-----------------------------------------------------------------------------------------------
  Unanchored                   1.17x / 1.81x           64.0%         50.5 / 79.4         6.203%
-----------------------------------------------------------------------------------------------
  Shadow Anchored              1.15x / 1.38x           68.0%         54.1 / 80.1         6.163%
-----------------------------------------------------------------------------------------------
Multifamily                    1.15x / 1.63x           70.1%         58.7 / 80.0         6.008%
-----------------------------------------------------------------------------------------------
Office                         1.12x / 2.08x           69.7%         35.7 / 80.0         6.012%
-----------------------------------------------------------------------------------------------
Hotel                          1.19x / 2.36x           71.2%         50.9 / 75.8         6.392%
-----------------------------------------------------------------------------------------------
Industrial                     1.15x / 1.56x           73.0%         64.7 / 79.9         6.116%
-----------------------------------------------------------------------------------------------
Self Storage                   1.20x / 1.43x           69.8%         49.4 / 80.0         6.126%
-----------------------------------------------------------------------------------------------
Other                          1.21x / 1.74x           72.3%         60.5 / 79.9         6.228%
-----------------------------------------------------------------------------------------------
Manufactured Housing           1.19x / 1.47x           74.6%         46.7 / 79.7         6.423%
-----------------------------------------------------------------------------------------------
Mixed Use                      1.22x / 1.42x           78.6%         75.1 / 80.0         6.184%
-----------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                 1.07X / 2.64X           70.9%        35.7% / 83.3%        6.114%
-----------------------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                                              % OF
                                                                             INITIAL        % OF           % OF
                                  NUMBER             AGGREGATE CUT-OFF        POOL         GROUP 1        GROUP 2
     AMORTIZATION TYPE       OF MORTGAGE LOANS         DATE BALANCE          BALANCE       BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------

IO, Balloon                           88                 $1,134,473,168        50.6%         49.9%           56.4%
------------------------------------------------------------------------------------------------------------------
  6 month IO loans                     2                     34,600,000         1.5           1.7             0.0
------------------------------------------------------------------------------------------------------------------
  12 month IO loans                    5                     28,830,000         1.3           0.8             5.8
------------------------------------------------------------------------------------------------------------------
  23 month IO loans                    1                      5,150,000         0.2           0.3             0.0
------------------------------------------------------------------------------------------------------------------
  24 month IO loans                   27                    194,318,668         8.7           8.6             9.5
------------------------------------------------------------------------------------------------------------------
  30 month IO loans                    1                      4,600,000         0.2           0.2             0.0
------------------------------------------------------------------------------------------------------------------
  36 month IO loans                   13                    161,695,000         7.2           8.0             0.0
------------------------------------------------------------------------------------------------------------------
  42 month IO loans                    1                    130,000,000         5.8           6.5             0.0
------------------------------------------------------------------------------------------------------------------
  48 month IO loans                    7                     80,120,000         3.6           1.7            20.1
------------------------------------------------------------------------------------------------------------------
  60 month IO loans                   31                    495,159,500        22.1          22.2            20.9
------------------------------------------------------------------------------------------------------------------
Interest Only                         15                    447,188,000        19.9          18.3            34.0
------------------------------------------------------------------------------------------------------------------
Balloon                               75                    434,959,999        19.4          20.5             9.6
------------------------------------------------------------------------------------------------------------------
IO, Hyper Am                           4                    163,850,000         7.3           8.1             0.0
------------------------------------------------------------------------------------------------------------------
Interest Only, Hyper Am                1                     62,800,000         2.8           3.1             0.0
------------------------------------------------------------------------------------------------------------------
TOTAL:                               183                 $2,243,271,168       100.0%        100.0%          100.0%
------------------------------------------------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

GEOGRAPHIC DISTRIBUTION

                                                                                 WEIGHTED          WEIGHTED        WEIGHTED
                         NUMBER OF         AGGREGATE                              AVERAGE          AVERAGE         AVERAGE
                         MORTGAGED        CUT-OFF DATE       % OF INITIAL      UNDERWRITTEN      CUT-OFF DATE      MORTGAGE
PROPERTY LOCATION       PROPERTIES          BALANCE          POOL BALANCE          DSCR           LTV RATIO          RATE
----------------------------------------------------------------------------------------------------------------------------

California                   23             $351,786,366          15.7%             1.52x            67.2%           5.937%
----------------------------------------------------------------------------------------------------------------------------
Illinois                     29              151,064,948           6.7              1.30x            67.4%           5.941%
----------------------------------------------------------------------------------------------------------------------------
Maryland                      8              128,513,000           5.7              1.28x            72.3%           6.213%
----------------------------------------------------------------------------------------------------------------------------
Florida                      13              123,065,597           5.5              1.29x            69.3%           5.762%
----------------------------------------------------------------------------------------------------------------------------
Texas                        23              110,201,447           4.9              1.20x            75.1%           6.245%
----------------------------------------------------------------------------------------------------------------------------
New Jersey                    8              109,986,570           4.9              1.34x            65.4%           6.066%
----------------------------------------------------------------------------------------------------------------------------
Virginia                     10              102,351,158           4.6              1.27x            76.2%           5.845%
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                16               85,923,257           3.8              1.38x            67.9%           6.156%
----------------------------------------------------------------------------------------------------------------------------
Ohio                         31               85,377,317           3.8              1.29x            75.7%           6.168%
----------------------------------------------------------------------------------------------------------------------------
Michigan                     27               76,317,670           3.4              1.33x            76.5%           6.201%
----------------------------------------------------------------------------------------------------------------------------
Other                       204              918,683,838          41.0              1.32x            71.9%           6.247%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:              392           $2,243,271,168         100.0%             1.34X            70.9%           6.114%
----------------------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 46 STATES AND THE
      COMMONWEALTH OF PUERTO RICO.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
$514,071 -- $999,999                      4     $    2,373,828      0.1%
$1,000,000 -- $1,999,999                 10         15,823,599      0.7
$2,000,000 -- $2,999,999                 22         54,514,479      2.4
$3,000,000 -- $3,999,999                 27         95,854,456      4.3
$4,000,000 -- $4,999,999                 18         78,969,206      3.5
$5,000,000 -- $7,499,999                 25        153,576,505      6.8
$7,500,000 -- $9,999,999                 20        169,050,143      7.5
$10,000,000 -- $14,999,999               21        248,815,383     11.1
$15,000,000 -- $19,999,999               10        174,000,000      7.8
$20,000,000 -- $29,999,999                8        188,771,063      8.4
$30,000,000 -- $49,999,999                7        239,763,000     10.7
$50,000,000 -- $99,999,999                9        558,259,506     24.9
$100,000,000 -- $133,500,000              2        263,500,000     11.7
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: $514,071               Max: $133,500,000           Avg: $12,258,312
-------------------------------------------------------------------------

LOCATION

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                  MORTGAGED       CUT-OFF DATE      % OF
                                 PROPERTIES            BALANCE      POOL
-------------------------------------------------------------------------
California                               23     $  351,786,366     15.7%
Illinois                                 29        151,064,948      6.7
Maryland                                  8        128,513,000      5.7
Florida                                  13        123,065,597      5.5
Texas                                    23        110,201,447      4.9
New Jersey                                8        109,986,570      4.9
Virginia                                 10        102,351,158      4.6
Massachusetts                            16         85,923,257      3.8
Ohio                                     31         85,377,317      3.8
Michigan                                 27         76,317,670      3.4
Other                                   204        918,683,838     41.0
-------------------------------------------------------------------------
TOTAL:                                  392     $2,243,271,168    100.0%
-------------------------------------------------------------------------

PROPERTY TYPE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                  MORTGAGED       CUT-OFF DATE      % OF
                                 PROPERTIES            BALANCE      POOL
-------------------------------------------------------------------------
Retail                                  219     $  960,482,226     42.8%
  Anchored                              197        884,059,392     39.4
  Unanchored                             14         52,239,113      2.3
  Shadow Anchored                         8         24,183,721      1.1
Multifamily                              34        320,276,583     14.3
Office                                   31        278,309,267     12.4
Hotel                                    34        272,991,926     12.2
Industrial                               21        117,451,564      5.2
Self Storage                             15        105,722,417      4.7
Other                                    20        101,420,529      4.5
Manufactured Housing                     15         68,706,656      3.1
Mixed Use                                 3         17,910,000      0.8
-------------------------------------------------------------------------
TOTAL:                                  392     $2,243,271,168    100.0%
-------------------------------------------------------------------------

MORTGAGE RATE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
4.960% -- 4.999%                          5     $    3,598,499      0.2%
5.000% -- 5.249%                          1         31,000,000      1.4
5.250% -- 5.499%                          2         44,887,000      2.0
5.500% -- 5.749%                          6        112,017,482      5.0
5.750% -- 5.999%                         27        563,448,882     25.1
6.000% -- 6.249%                         68        757,508,626     33.8
6.250% -- 6.499%                         52        515,146,983     23.0
6.500% -- 6.840%                         22        215,663,695      9.6
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: 4.960%                      Max: 6.840%           Wtd. Avg:    6.114%
-------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
60 -- 83                                  9     $  433,182,549     19.3%
84 -- 99                                  6         37,841,407      1.7
100 -- 120                              168      1,772,247,212     79.0
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: 60                          Max: 120            Wtd. Avg:      108
-------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
51 -- 59                                  6     $  245,542,549     10.9%
60 -- 79                                  3        187,640,000      8.4
80 -- 99                                  7         40,953,889      1.8
100 -- 109                                9        150,718,573      6.7
110 -- 119                              137      1,320,181,156     58.9
120                                      21        298,235,000     13.3
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: 51                           Max:  120            Wtd. Avg:    105
-------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
Lockout/Defeasance/Open                 152     $1,772,168,668     79.0%
Lockout/Yield Maintenance/
  Open                                   28        435,109,224     19.4
Yield Maintenance/Open                    2         32,000,000      1.4
Lockout/Defeasance or
  Yield Maintenance/
  Open                                    1          3,993,275      0.2
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
35.7% -- 49.9%                            6     $   12,595,029      0.6%
50.0% -- 54.9%                           15         60,222,417      2.7
55.0% -- 59.9%                            9        195,797,209      8.7
60.0% -- 64.9%                           23        320,985,639     14.3
65.0% -- 69.9%                           33        400,463,765     17.9
70.0% -- 74.9%                           39        346,408,063     15.4
75.0% -- 79.9%                           52        857,121,663     38.2
80.0% -- 83.3%                            6         49,677,382      2.2
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min:     35.7%                   Max:  83.3%         Wtd. Avg:     70.9%
-------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
28.3% -- 49.9%                           23     $   82,329,801      3.7%
50.0% -- 59.9%                           47        548,038,351     24.4
60.0% -- 64.9%                           39        370,645,227     16.5
65.0% -- 69.9%                           34        384,432,788     17.1
70.0% -- 74.9%                           31        591,852,000     26.4
75.0% -- 79.3%                            9        265,973,000     11.9
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: 28.3%                    Max:     79.3%          Wtd. Avg:    66.1%
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE      % OF
                                      LOANS            BALANCE      POOL
-------------------------------------------------------------------------
1.07x -- 1.19x                           24     $  385,752,576     17.2%
1.20x -- 1.24x                           51        482,077,001     21.5
1.25x -- 1.29x                           20        155,390,977      6.9
1.30x -- 1.34x                           30        490,039,278     21.8
1.35x -- 1.39x                           14        234,181,467     10.4
1.40x -- 1.49x                           21        142,902,593      6.4
1.50x -- 1.59x                           11        128,145,812      5.7
1.60x -- 1.69x                            1          6,000,000      0.3
1.70x -- 1.79x                            2         48,300,000      2.2
1.80x -- 1.89x                            4        146,753,739      6.5
1.90x -- 1.99x                            2         12,442,948      0.6
2.00x -- 2.64x                            3         11,284,778      0.5
-------------------------------------------------------------------------
TOTAL:                                  183     $2,243,271,168    100.0%
-------------------------------------------------------------------------
Min: 1.07x                        Max: 2.64x         Wtd. Avg:     1.34x
-------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
$514,071 -- $999,999                      4     $    2,373,828      0.1%
$1,000,000 -- $1,999,999                 10         15,823,599      0.8
$2,000,000 -- $2,999,999                 19         47,530,844      2.4
$3,000,000 -- $3,999,999                 25         88,754,456      4.4
$4,000,000 -- $4,999,999                 14         62,236,160      3.1
$5,000,000 -- $7,499,999                 20        123,577,482      6.1
$7,500,000 -- $9,999,999                 17        144,950,143      7.2
$10,000,000 -- $14,999,999               17        192,055,383      9.5
$15,000,000 -- $19,999,999                8        136,000,000      6.8
$20,000,000 -- $29,999,999                7        168,771,063      8.4
$30,000,000 -- $49,999,999                6        209,240,000     10.4
$50,000,000 -- $99,999,999                9        558,259,506     27.7
$100,000,000 -- $133,500,000              2        263,500,000     13.1
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: $514,071              Max: $133,500,000       Wtd. Avg: $12,740,965
-------------------------------------------------------------------------

LOCATION

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                  MORTGAGED       CUT-OFF DATE      LOAN
                                 PROPERTIES            BALANCE   GROUP 1
-------------------------------------------------------------------------
California                               21     $  324,086,366     16.1%
Illinois                                 29        151,064,948      7.5
Florida                                  12        116,172,019      5.8
New Jersey                                8        109,986,570      5.5
Texas                                    21        104,693,515      5.2
Virginia                                 10        102,351,158      5.1
Maryland                                  6         83,180,000      4.1
Ohio                                     29         75,041,662      3.7
Massachusetts                            15         71,773,257      3.6
Michigan                                 25         63,917,670      3.2
Other                                   191        810,805,300     40.3
-------------------------------------------------------------------------
TOTAL:                                  367     $2,013,072,464    100.0%
-------------------------------------------------------------------------

PROPERTY TYPE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                  MORTGAGED       CUT-OFF DATE      LOAN
                                 PROPERTIES            BALANCE   GROUP 1
-------------------------------------------------------------------------
Retail                                  219     $  960,482,226     47.7%
  Anchored                              197        884,059,392     43.9
  Unanchored                             14         52,239,113      2.6
  Shadow Anchored                         8         24,183,721      1.2
Office                                   31        278,309,267     13.8
Hotel                                    34        272,991,926     13.6
Industrial                               21        117,451,564      5.8
Self Storage                             15        105,722,417      5.3
Multifamily                              12        105,368,999      5.2
Other                                    20        101,420,529      5.0
Manufactured Housing                     12         53,415,537      2.7
Mixed Use                                 3         17,910,000      0.9
-------------------------------------------------------------------------
TOTAL:                                  367     $2,013,072,464    100.0%
-------------------------------------------------------------------------

MORTGAGE RATE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
4.960% -- 4.999%                          5     $    3,598,499      0.2%
5.000% -- 5.249%                          1         31,000,000      1.5
5.250% -- 5.499%                          1         40,800,000      2.0
5.500% -- 5.749%                          4        103,087,482      5.1
5.750% -- 5.999%                         25        545,398,882     27.1
6.000% -- 6.249%                         54        598,769,791     29.7
6.250% -- 6.499%                         47        477,062,047     23.7
6.500% -- 6.840%                         21        213,355,763     10.6
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: 4.960%                       Max: 6.840%           Wtd. Avg: 6.113%
-------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
60 -- 83                                  9     $  433,182,549     21.5%
84 -- 99                                  6         37,841,407      1.9
100 -- 120                              143      1,542,048,508     76.6
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: 60                           Max: 120                Wtd. Avg: 106
-------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
51 -- 59                                  6     $  245,542,549     12.2%
60 -- 79                                  3        187,640,000      9.3
80 -- 99                                  7         40,953,889      2.0
100 -- 109                                9        150,718,573      7.5
110 -- 119                              112      1,089,982,452     54.1
120                                      21        298,235,000     14.8
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464   100.00%
-------------------------------------------------------------------------
Min: 51                            Max: 120                 Wtd. Avg: 104
-------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
Lockout/Defeasance/Open                 131     $1,590,479,965     79.0%
Lockout/Yield
  Maintenance/Open                       24        386,599,224     19.2
Yield Maintenance/Open                    2         32,000,000      1.6
Lockout/Defeasance or
  Yield Maintenance/
  Open                                    1          3,993,275      0.2
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
35.7% -- 49.9%                            6     $   12,595,029      0.6%
50.0% -- 54.9%                           15         60,222,417      3.0
55.0% -- 59.9%                            8        181,647,209      9.0
60.0% -- 64.9%                           21        307,285,639     15.3
65.0% -- 69.9%                           30        356,433,765     17.7
70.0% -- 74.9%                           34        313,844,085     15.6
75.0% -- 79.9%                           39        735,766,938     36.5
80.0% -- 83.3%                            5         45,277,382      2.2
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: 35.7%                      Max: 83.3%               Wtd. Avg: 70.7%
-------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
28.3% -- 49.9%                           23     $   82,329,801      4.1%
50.0% -- 59.9%                           45        528,158,351     26.2
60.0% -- 64.9%                           33        328,891,249     16.3
65.0% -- 69.9%                           25        307,728,063     15.3
70.0% -- 74.9%                           24        530,515,000     26.4
75.0% -- 78.8%                            8        235,450,000     11.7
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: 28.3%                       Max: 78.8%              Wtd. Avg: 65.8%
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 1
-------------------------------------------------------------------------
1.07x -- 1.19x                           22     $  363,496,873     18.1%
1.20x -- 1.24x                           40        409,078,510     20.3
1.25x -- 1.29x                           17        131,639,466      6.5
1.30x -- 1.34x                           27        432,816,278     21.5
1.35x -- 1.39x                           11        202,481,467     10.1
1.40x -- 1.49x                           19        126,632,593      6.3
1.50x -- 1.59x                           11        128,145,812      6.4
1.70x -- 1.79x                            2         48,300,000      2.4
1.80x -- 1.89x                            4        146,753,739      7.3
1.90x -- 1.99x                            2         12,442,948      0.6
2.00x -- 2.64x                            3         11,284,778      0.6
-------------------------------------------------------------------------
TOTAL:                                  158     $2,013,072,464    100.0%
-------------------------------------------------------------------------
Min: 1.07x                      Max: 2.64x              Wtd. Avg: 1.35x
-------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
$2,120,000 -- $2,999,999                  3     $    6,983,635      3.0%
$3,000,000 -- $3,999,999                  2          7,100,000      3.1
$4,000,000 -- $4,999,999                  4         16,733,046      7.3
$5,000,000 -- $7,499,999                  5         29,999,023     13.0
$7,500,000 -- $9,999,999                  3         24,100,000     10.5
$10,000,000 -- $14,999,999                4         56,760,000     24.7
$15,000,000 -- $19,999,999                2         38,000,000     16.5
$20,000,000 -- $29,999,999                1         20,000,000      8.7
$30,000,000 -- $30,523,000                1         30,523,000     13.3
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: $2,120,000           Max: $30,523,000         Wtd. Avg: $9,207,948
-------------------------------------------------------------------------

LOCATION

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                  MORTGAGED       CUT-OFF DATE      LOAN
                                 PROPERTIES            BALANCE   GROUP 2
-------------------------------------------------------------------------
Maryland                                  2     $   45,333,000     19.7%
California                                2         27,700,000     12.0
Missouri                                  3         21,237,000      9.2
Alabama                                   2         20,420,000      8.9
Utah                                      1         19,700,000      8.6
Indiana                                   2         18,950,000      8.2
Massachusetts                             1         14,150,000      6.1
Michigan                                  2         12,400,000      5.4
Ohio                                      2         10,335,655      4.5
New York                                  1          8,000,000      3.5
Other                                     7         31,973,048     13.9
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------

PROPERTY TYPE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                  MORTGAGED       CUT-OFF DATE      LOAN
                                 PROPERTIES            BALANCE   GROUP 2
-------------------------------------------------------------------------
Multifamily                              22     $  214,907,584     93.4%
Manufactured Housing                      3         15,291,120      6.6
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------

MORTGAGE RATE

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
5.312% -- 5.499%                          1     $    4,087,000      1.8%
5.500% -- 5.749%                          2          8,930,000      3.9
5.750% -- 5.999%                          2         18,050,000      7.8
6.000% -- 6.249%                         14        158,738,835     69.0
6.250% -- 6.499%                          5         38,084,937     16.5
6.500% -- 6.550%                          1          2,307,932      1.0
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 5.312%                     Max: 6.550%             Wtd. Avg: 6.125%
-------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
120                                      25     $  230,198,704    100.0%
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 120                           Max: 120               Wtd. Avg: 120
-------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
111 -- 119                               25     $  230,198,704    100.0%
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 111                           Max: 119               Wtd. Avg: 118
-------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
Lockout/Defeasance/Open                  21     $  181,688,704     78.9%
Lockout/Yield
  Maintenance/Open                        4         48,510,000     21.1
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
58.7% -- 59.9%                            1     $   14,150,000      6.1%
60.0% -- 64.9%                            2         13,700,000      6.0
65.0% -- 69.9%                            3         44,030,000     19.1
70.0% -- 74.9%                            5         32,563,978     14.1
75.0% -- 79.9%                           13        121,354,726     52.7
80.0%                                     1          4,400,000      1.9
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 58.7%                       Max: 80.0%              Wtd. Avg: 73.3%
-------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
58.5% -- 59.9%                            2     $   19,880,000      8.6%
60.0% -- 64.9%                            6         41,753,978     18.1
65.0% -- 69.9%                            9         76,704,726     33.3
70.0% -- 74.9%                            7         61,337,000     26.6
75.0% -- 79.3%                            1         30,523,000     13.3
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 58.5%                       Max: 79.3%              Wtd. Avg: 68.8%
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS

-------------------------------------------------------------------------
                                     NO. OF          AGGREGATE      % OF
                                   MORTGAGE       CUT-OFF DATE      LOAN
                                      LOANS            BALANCE   GROUP 2
-------------------------------------------------------------------------
1.15x -- 1.19x                            2     $   22,255,703      9.7%
1.20x -- 1.24x                           11         72,998,490     31.7
1.25x -- 1.29x                            3         23,751,510     10.3
1.30x -- 1.34x                            3         57,223,000     24.9
1.35x -- 1.39x                            3         31,700,000     13.8
1.40x -- 1.49x                            2         16,270,000      7.1
1.60x -- 1.63x                            1          6,000,000      2.6
-------------------------------------------------------------------------
TOTAL:                                   25     $  230,198,704    100.0%
-------------------------------------------------------------------------
Min: 1.15x                       Max: 1.63x              Wtd. Avg: 1.28x
-------------------------------------------------------------------------

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

FIVE YEAR LOANS

                                                                                                % OF
                          MORTGAGE                                             CUT-OFF        INITIAL
                            LOAN                                PROPERTY         DATE           POOL     LOAN
PROPERTY NAME              SELLER       CITY        STATE         TYPE         BALANCE        BALANCE   GROUP
----------------          --------  ------------   -------     ----------    ------------     --------  ------

                                        San
Eastridge Mall..........    BofA        Jose         CA          Retail      $133,500,000        6.0%     1

Trinity Hotel
  Portfolio.............    BSCMI     Various      Various       Hotel        130,000,000        5.8      1

Citizens Bank
  Portfolio.............    BSCMI     Various      Various       Retail        62,800,000        2.8      1

Ohio Industrial
  Portfolio.............    BCRE      Various        OH        Industrial      30,640,000        1.4      1

Sheraton St Louis
  City Center...........    BCRE     St. Louis       MO          Hotel         27,000,000        1.2      1

                                        San
Seville Plaza...........    BofA       Diego         CA          Office        21,650,000        1.0      1

Water Tower Hill........    BCRE     Colchester      VT          Office        15,500,000        0.7      1

                                                              Manufactured
Timbercrest Village.....    BCRE       Spring        TX         Housing         8,700,000        0.4      1

                                                              Manufactured
Homestead Village.......    BCRE     Queensbury      NY         Housing         3,392,549        0.2      1
                                                                             ------------      ----

TOTAL/WTD AVG:..........                                                     $433,182,549      19.3%
                                                                             ============      ====

                                                                                                      REMAINING
                             % OF                   LOAN                                LTV RATIO     INTEREST      REMAINING
                          APPLICABLE              BALANCE                    CUT-OFF   AT MATURITY      ONLY         TERM TO
                             LOAN        TOTAL      PER      UNDERWRITTEN      DATE      OR ARD        PERIOD       MATURITY
PROPERTY NAME                GROUP       UNITS      UNIT         DSCR          LTV        DATE        (MONTHS)      (MONTHS)
-------------             ----------   --------   --------   ------------    -------   -----------    ----------    ---------

Eastridge Mall..........     6.6%      741,552        $180      1.89x          59.3%      59.3%          59             59

Trinity Hotel
  Portfolio.............     6.5%        2,567     $50,643      1.35x          75.8%      74.6%          42             60

Citizens Bank
  Portfolio.............     3.1%      237,172        $265      1.31x          74.1%      74.1%          57             57

Ohio Industrial
  Portfolio.............     1.5%      599,811         $51      1.31x          78.4%      75.5%          24             60

Sheraton St Louis
  City Center...........     1.3%          288     $93,750      1.19x          67.5%      64.2%           6             60

Seville Plaza...........     1.1%      136,340        $159      1.28x          74.7%      74.7%          51             51

Water Tower Hill........     0.8%      133,823        $116      1.23x          71.4%      70.0%          35             59

Timbercrest Village.....     0.4%          565     $15,398      1.19x          73.7%      71.3%          23             59

Homestead Village.......     0.2%          160     $21,203      1.43x          62.8%      59.6%           0             57
                                                                -----          ----       ----

TOTAL/WTD AVG:..........                                        1.49X          69.8%      68.9%

SEVEN YEAR LOANS

                                                                                               % OF
                           MORTGAGE                                             CUT-OFF      INITIAL
                             LOAN                                PROPERTY        DATE          POOL      LOAN
PROPERTY NAME               SELLER         CITY       STATE        TYPE         BALANCE      BALANCE     GROUP
-------------              --------   ------------    -----   ------------    -----------    ---------   -----

Ferncroft Corporate
  Center.................    BCRE      Middletown       MA        Office      $18,000,000      0.8%        1

Missa Bay................    BofA      Swedesboro       NJ      Industrial    6,300,000         0.3        1

Quail Ridge                                                   Manufactured
Estates..................    BCRE     Lake Charles      LA       Housing      5,150,000         0.2        1

9295 Flamingo............    BofA       Las Vegas       NV        Retail      4,494,024         0.2        1

Office Max - Lake
  Jackson................    BCRE     Lake Jackson      TX        Retail      2,000,000         0.1        1

University Walk..........  SunTrust     Sarasota        FL        Retail      1,897,382         0.1        1
                                                                              -----------      ----

TOTAL/WTD AVG:...........                                                     $37,841,407      1.7%
                                                                              ===========      ====

                                                                                                       REMAINING
                              % OF                   LOAN                                 LTV RATIO    INTEREST     REMAINING
                           APPLICABLE              BALANCE                    CUT-OFF    AT MATURITY      ONLY        TERM TO
                              LOAN       TOTAL       PER      UNDERWRITTEN     DATE        OR ARD        PERIOD      MATURITY
PROPERTY NAME                 GROUP      UNITS       UNIT         DSCR          LTV         DATE       (MONTHS)     (MONTHS)
-----------------          -----------   ------    ---------  -------------   -------    -----------   ---------    --------

Ferncroft Corporate
  Center.................     0.9%      226,338        $80      1.17x           61.2%       59.8%          59          83

Missa Bay................     0.3%      143,267        $44      1.56x           70.0%       70.0%          87          87

Quail Ridge
Estates..................     0.3%          373    $13,807      1.20x           79.7%       74.7%          23          84

9295 Flamingo............     0.2%       58,164        $77      1.30x           50.5%       43.9%           0          83

Office Max - Lake
  Jackson................     0.1%       23,500        $85      1.40x           61.3%       57.5%          23          83

University Walk..........     0.1%        6,500       $292      1.32x           80.1%       69.3%           0          83
                                                                -----           -----       -----

TOTAL/WTD AVG:...........                                       1.27X           64.8%       62.0%

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED PORTFOLIOS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Crossed Portfolios in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                       % OF                 % OF
                                         MORTGAGE                     INITIAL            APPLICABLE
                                           LOAN          CUT-OFF       POOL     LOAN      GROUP 1        PROPERTY
                                          SELLER         BALANCE      BALANCE   GROUP     BALANCE          TYPE
                                        ------------  ------------    -------   -----    ----------      --------

Crossed Southern Walgreens
  Portfolios..........................     BSCMI      $152,000,000      6.8%       1        7.6%           Retail

Eastridge Mall........................     BofA        133,500,000      6.0        1        6.6%           Retail

Trinity Hotel Portfolio...............     BSCMI       130,000,000      5.8        1        6.5%            Hotel

The Shoreham..........................     BofA         94,180,000      4.2        1        4.7%         Multifamily

Pamida Portfolio......................  BCRE/Citi(3)    68,754,506      3.1        1        3.4%           Various

Temecula Town Center..................     BofA         67,500,000      3.0        1        3.4%           Retail

Citizens Bank Portfolio...............     BSCMI        62,800,000      2.8        1        3.1%           Retail

Essex Green Shopping Center...........     BofA         57,525,000      2.6        1        2.9%           Retail

Puerto Rico Self Storage Portfolio....     BofA         55,500,000      2.5        1        2.8%         Self Storage

Camp Group Portfolio..................     BofA         45,800,000      2.0        1        2.3%            Other
                                                      ------------    ----

TOTAL/WTD AVG:........................                $867,559,506    38.7%
                                                      ============    ====

                                                        CUT-OFF    LTV RATIO
                                             CUT-OFF      DATE    AT MATURITY
                                          DATE BALANCE    LTV       OR ARD      UNDERWRITTEN      MORTGAGE
                                            PER UNIT     RATIO       DATE           DSCR            RATE
                                          -----------   -------   ------------  ------------      --------

Crossed Southern Walgreens
  Portfolios..........................      $    245      79.6%      78.8%          1.07x          6.205%

Eastridge Mall........................      $    180      59.3%      59.3%          1.89x          5.859%(1)(2)

Trinity Hotel Portfolio...............      $ 50,643      75.8%      74.6%          1.35x          6.297%

The Shoreham..........................      $171,861      62.8%      62.8%          1.33x          5.774%(1)

Pamida Portfolio......................      $     29      69.0%      59.8%          1.52x          6.588%(1)

Temecula Town Center..................      $    230      79.9%      74.5%          1.20x          5.652%(1)

Citizens Bank Portfolio...............      $    265      74.1%      74.1%          1.31x          6.239%

Essex Green Shopping Center...........      $    164      63.7%      63.7%          1.35x          5.900%

Puerto Rico Self Storage Portfolio....      $ 15,464      69.8%      65.4%          1.32x          5.999%

Camp Group Portfolio..................      $ 43,495      79.9%      67.7%          1.74x          6.392%(1)(2)
                                                          -----      -----          -----          -----

TOTAL/WTD AVG:........................                    71.2%      68.8%          1.40X          6.085%

________________
(1)   Interest Rate rounded to three decimals.

(2)   Interest Rate subject to change prior to pricing.

(3)   Co-originated by Barclays Capital Real Estate Inc. and Citigroup Global
      Markets Realty Corp.

*     Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
      Characteristics as of the Cut-off Date" section to this Structural and
      Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bear Stearns
ORIGINAL PRINCIPAL BALANCE:                   $152,000,000
FIRST PAYMENT DATE:                           October 1, 2006
TERM/AMORTIZATION:                            120/360 months
INTEREST ONLY PERIOD:                         108 months
ANTICIPATED REPAYMENT DATE(1):                September 1, 2016
EXPECTED ARD BALANCE:                         $150,491,208
BORROWING ENTITIES:                           Cornerstone I, LLC,
                                              Cornerstone II, LLC and
                                              Cornerstone III, LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout: 48 payments
                                              GRTR1% PPMT or YM:
                                              69 payments
                                              Open: 3 payments

ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(2):                  Springing
   REPLACEMENT RESERVE(3):                    Springing
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

(1)   After the anticipated repayment date, the loan will hyper-amortize and have a final maturity date of September 1, 2036.

(2)   Tax reserves are not required so long as (i) the sole tenant at each property is obligated to pay property taxes per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property taxes have been paid. Insurance reserves are not required so long as (i) the sole tenant at each property is obligated to pay property insurance per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property insurance premiums have been paid.

(3)   Replacement reserves are not required so long as (i) the sole tenant at each property is obligated to perform all property maintenance per its lease; (ii) such lease is in full force and effect; and (iii) borrower has delivered to lender evidence that such property maintenance has been performed.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $152,000,000
SHADOW RATING (MOODY'S/S&P):                  Baa3/BBB-
CUT-OFF DATE LTV:                             79.6%
ARD LTV:                                      78.8%
UNDERWRITTEN DSCR:                            1.07x
INTEREST ONLY DSCR(1):                        1.25x
MORTGAGE RATE:                                6.205%
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR during the initial 9-year interest only period.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Retail
PROPERTY SUB-TYPE:                            Anchored
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various/NAP
NET RENTABLE SQUARE FEET:                     621,473
CUT-OFF BALANCE PER SF:                       $244.58
OCCUPANCY AS OF 10/01/2006:                   100.0%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Borrower/Owner Managed
UNDERWRITTEN NET CASH FLOW:                   $11,960,077
APPRAISED VALUE:                              $190,865,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income.................................             $12,204,160
Total Expenses.........................................             $   244,083
Net Operating Income (NOI).............................             $11,960,077
Cash Flow (CF).........................................             $11,960,077
DSCR on NOI............................................                    1.07x
DSCR on CF.............................................                    1.07x
Interest Only DSCR on NOI..............................                    1.25x
Interest Only DSCR on CF...............................                    1.25x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------------

                             RATINGS        TOTAL        % OF        RENT         POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS                MOODY'S/S&P    TENANT SF    TOTAL SF      PSF            RENT            RENT       EXPIRATION
-----------                -----------    ---------    --------     ------        -----------   -----------    ----------

Walgreen Co.............      Aa3/A+       621,473      100.0%      $19.64        $12,204,160      100.0%       01/31/2077
                                           -------      ------                    -----------      ------
TOTAL...................                   621,473      100.0%                    $12,204,160      100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Calculations with respect to
      Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

-------------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE(1)(2)
-------------------------------------------------------------------------------------------------------------------------

                              # OF
                             LEASES        EXPIRING         % OF          CUMULATIVE       CUMULATIVE %        BASE RENT
YEAR OF EXPIRATION          EXPIRING          SF          TOTAL SF         TOTAL SF         OF TOTAL SF        EXPIRING
------------------          --------       --------       --------        ----------       ------------       -----------

2077....................      42           621,473          100.0%         621,473            100.0%          $12,204,160
Vacant..................      --                 0            0.0          621,473            100.0%          $         0
                              --           -------          -----
TOTAL...................      42           621,473          100.0%
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

(2)   The leases allow for a termination option in January 2027. The leases do not have any rent steps during the loan term.

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The sole tenant in each of the forty-two properties, representing 100.0% of the total net rentable square feet, is:

o   WALGREEN CO. (NYSE: WAG) (rated "Aa3" by Moody's and "A+" by S&P) leases a total of 621,473 square feet (100% of square feet, 100% of income) under separate leases each with an expiration date of January 31, 2077. The average rental rate per square foot is $19.64 which averages approximately
    12% below the appraiser's estimated market rent. Walgreen Co. is the nation's largest retail pharmacy chain by sales. In fiscal year 2005,
    Walgreen Co. had 4,953 stores located in 45 states and Puerto Rico and anticipated opening approximately 475 new stores by the end of fiscal year
    2006. Walgreen Co.'s fiscal year 2005 sales were more than $42 billion with shareholder's equity of more than $8.8 billion. Walgreen Co. has ranked No.
    1 among food and drugstores in Fortune magazine's America's Most Admired
    Companies (published March 6, 2006) for eight consecutive years and was ranked 234th of the 2,000 largest public companies worldwide in Forbes
    Global 2000 (published April 17, 2006).
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF PROPERTIES
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                % OF TOTAL
                                                                                                               PORTFOLIO (BY
                                                                            NET                  ALLOCATED       ALLOCATED
                                                                          RENTABLE              CUT-OFF LOAN   CUT-OFF LOAN
             PROPERTY ADDRESSES                     CITY          STATE     AREA    YEAR BUILT     AMOUNT         AMOUNT)
--------------------------------------------  -----------------  -------  --------  ----------  ------------   -------------

4814 North Sheridan Road....................   Peoria              IL      15,120      2000     $  5,630,000        3.7%
13992 Manchester Road.......................   Ballwin             MO      15,608      2000        5,510,000        3.6
2882 South Maryland Parkway.................   Las Vegas           NV      13,905      1999        5,400,000        3.6
1115 North Riverside Drive..................   Espanola            NM      17,828      2000        5,010,000        3.3
2205 West 22nd Street.......................   Oak Brook           IL      11,294      1999        4,810,000        3.2
901 West Touhy Avenue.......................   Park Ridge          IL      13,825      1998        4,800,000        3.2
305 West Rollins Road.......................   Round Lake Beach    IL      13,833      1999        4,301,000        2.8
3425 Middle Road............................   Bettendorf          IA      14,902      2000        4,280,000        2.8
438 West Illinios Avenue....................   Dallas              TX      15,120      1998        4,210,000        2.8
550 South Main Street.......................   Cottonwood          AZ      15,038      2000        4,190,000        2.8
2650 FM 620.................................   Round Rock          TX      14,986      2000        4,090,000        2.7
3601 16th Street............................   Moline              IL      15,120      2000        3,940,000        2.6
7850 Enchanted Hills Boulevard Northeast....   Rio Rancho          NM      13,905      2000        3,940,000        2.6
4650 Morningside Avenue.....................   Sioux City          IA      15,030      1999        3,890,000        2.6
280 Main Street.............................   Security            CO      13,833      1998        3,840,000        2.5
6302 Fairmont Parkway.......................   Pasadena            TX      15,120      1999        3,820,000        2.5
1251 4th Street.............................   Mason City          IA      15,048      2000        3,770,000        2.5
3140 Southeast 14th Street..................   Des Moines          IA      15,795      2000        3,730,000        2.5
4445 Calumet Avenue.........................   Hammond             IN      15,054      2000        3,700,000        2.4
420 South Sossaman Road.....................   Mesa                AZ      14,950      2000        3,550,000        2.3
555 North Maize Road........................   Wichita             KS      15,120      2001        3,510,000        2.3
9500 Golf Course Road Northwest.............   Albuquerque         NM      15,160      2000        3,500,000        2.3
3201 FM 528 Road............................   Friendswood         TX      13,905      1999        3,360,000        2.2
9400 Mentor Avenue..........................   Mentor              OH      15,120      1998        3,320,000        2.2
20226 North Lake Pleasant Road..............   Peoria              AZ      15,083      2000        3,260,000        2.1
2503 5th Avenue South.......................   Fort Dodge          IA      15,120      1999        3,209,000        2.1
1226 West McDermott Drive...................   Allen               TX      13,905      1999        3,160,000        2.1
1438 North Lewis Avenue.....................   Tulsa               OK      15,120      1999        3,120,000        2.1
1920 South Chelton Road.....................   Colorado Springs    CO      13,820      1998        3,070,000        2.0
2 Mathis Drive..............................   Dickson             TN      15,040      2000        3,060,000        2.0
1520 West Freddy Gonzalez Drive.............   Edinburg            TX      15,019      2000        3,020,000        2.0
7923 East McDowell Road.....................   Scottsdale          AZ      14,936      1997        2,960,000        1.9
4995 E US Route 36..........................   Decatur             IL      15,268      2000        2,910,000        1.9
8310 West Deer Valley Road..................   Peoria              AZ      15,120      1999        2,870,000        1.9
833 Southwest Wilshire Boulevard............   Burleson            TX      14,986      1999        2,850,000        1.9
7914 Fegenbush Lane.........................   Louisville          KY      13,905      1998        2,830,000        1.9
3445 Terry Road.............................   Jackson             MS      13,801      1998        2,830,000        1.9
801 Independence Boulevard..................   Virginia Beach      VA      13,905      2002        2,800,000        1.8
3732 Nameoki Road...........................   Granite City        IL      16,308      1997        2,660,000        1.8
1620 South Gordon Street....................   Alvin               TX      13,905      2002        2,540,000        1.7
8450 151st Street...........................   Overland Park       KS      13,833      1998        2,380,000        1.6
1514 East Florence Boulevard................   Casa Grande         AZ      17,780      1998        2,370,000        1.6
                                                                          -------               ------------      -----
                                                                          621,473               $152,000,000      100.0%
----------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOANS:

o   The Crossed Southern Walgreens Portfolios Mortgage Loans consist of three cross-collateralized, cross-defaulted loans totaling $152.0 million. The
    Mortgage Loans have a ten-year term and are secured by first mortgages on 42
    Walgreen Co. properties located in 16 states throughout the United States.
    The Crossed Southern Walgreens Portfolios Mortgage Loans are interest-only for the first 108 months and have an anticipated repayment date of September
    1, 2016. After the anticipated repayment date, the Mortgage Loans will hyper-amortize and have a final maturity date of September 1, 2036.

THE BORROWERS:

o   The borrowers, Cornerstone I, LLC, Cornerstone II, LLC and Cornerstone III,
    LLC, are Delaware limited liability companies and single purpose entities with at least two independent directors for which a non-consolidation opinion has been provided by the borrower's counsel.

o   The sponsors of the Crossed Southern Walgreens Portfolios Mortgage Loans are
    John E. Gross (carve-out indemnitor and managing member of the borrowing entities) and Michael Supera. John E. Gross has over 25 years of real estate experience and is currently the Chief Operating Officer of NORCOR
    Investments, Inc., a principal and a managing member of Newcastle
    Properties, L.L.C.

THE PROPERTIES:

o   The Crossed Southern Walgreens Portfolios Mortgaged Properties consist of the fee interest in 42 free-standing Walgreen Co. properties located in 16 states throughout the United States. Across the portfolio, the average population and household income within a 3-mile radius of each property is approximately 61,188 and $64,398, respectively. The Trade Dimensions Retail
    Site Database states estimated average annual sales for the 42 portfolio stores to be $806 per square foot. The stores all have updated configurations and the vast majority of the properties have drive-through pharmacies.

PROPERTY MANAGEMENT:

o   Borrower/Owner Managed.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

RELEASE OF PROPERTIES:

o   The borrowers are permitted to obtain a release of any property during the term of the loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, payment of a release price of 115% of the allocated loan amount and satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be greater than or equal to the greater of 1.09x (based on a 7.27% loan constant and assuming a
    30-year amortization schedule) and the debt service coverage ratio immediately preceding the release. The loan-to-value immediately after the release must be less than or equal to the lower of 80% and the loan-to-value immediately preceding the release.

SUBSTITUTION OF PROPERTIES:

o   The Crossed Southern Walgreens Portfolios Borrowers are permitted four substitutions (no more than 33% of the Crossed Southern Walgreens Portfolios
    Mortgage Loans amount) with replacement properties that are similar in property type, lease terms and tenant credit subject to the satisfaction of certain conditions set forth in the Mortgage Loan documents including, among others: (i) the debt service coverage ratio of the portfolio, after giving effect to the substitution, is not less than the debt service coverage ratio immediately before the substitution; (ii) the loan-to-value of the portfolio, after giving effect to the substitution, is not greater than the loan-to-value immediately before the substitution; (iii) delivery of acceptable environmental and engineering reports; (iv) if the replacement property is a single tenant property, the lease must be comparable to current property's lease, the tenant must have comparable credit quality and financial strength as the substituted property's tenant; (v) delivery of an acceptable legal opinion; and (vi) confirmation from the rating agencies of no withdrawal, qualification or downgrade of the then-current ratings of the
    Certificates.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                      CROSSED SOUTHERN WALGREENS PORTFOLIOS

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Refinance
ORIGINAL NOTE A PRINCIPAL BALANCE:            $133,500,000
FIRST PAYMENT DATE:                           October 1, 2006
TERM/AMORTIZATION:                            60/0 months
INTEREST ONLY PERIOD:                         60 months
MATURITY DATE:                                September 1, 2011
EXPECTED NOTE A MATURITY BALANCE:             $133,500,000
BORROWING ENTITY:                             Eastridge Shopping Center L.L.C.
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              53 payments
                                              Open: 7 payments
ADDITIONAL FINANCING:                         $36,500,000 Note B
FUTURE MEZZANINE DEBT:                        Yes
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE:                      $170,000,000
NOTE A CUT-OFF DATE BALANCE:                  $133,500,000
NOTE B CUT-OFF DATE BALANCE:                  $36,500,000
SHADOW RATING (MOODY'S/S&P):                  Baa3/BBB-

                                              WHOLE LOAN             WHOLE LOAN
                                              (EXCLUDING             (INCLUDING
                                              NOTE B)(1)             NOTE B)(1)
                                              ----------             ----------
CUT-OFF DATE LTV:                                59.3%                  75.6%
MATURITY DATE LTV:                               59.3%                  75.6%
UNDERWRITTEN DSCR:                               1.89x                  1.50x
MORTGAGE RATE(2):                               5.859%                 5.788%
--------------------------------------------------------------------------------

(1)   The Note B is not part of the trust fund.

(2)   The interest rate was rounded to three decimal places and is subject to change prior to pricing.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Retail
PROPERTY SUB--TYPE:                           Anchored
LOCATION:                                     San Jose, California
YEAR BUILT/RENOVATED:                         1971/2006
NET RENTABLE SQUARE FEET(1):                  741,552
CUT-OFF BALANCE PER SF(1)(2):                 $180
OCCUPANCY AS OF 07/28/2006:                   94.4%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Borrower/Owner Managed
UNDERWRITTEN NET CASH FLOW:                   $14,990,849
APPRAISED VALUE:                              $225,000,000
--------------------------------------------------------------------------------

(1)   An additional 196,255 square feet of improvements are on ground leases and part of the collateral. The cut-off date balance per square foot including the ground leased square footage equals $142.

(2)   The cut-off date balance per square foot including the Note B and (A)
      including the improvements on the ground leases, equals $181 and (B)
      excluding the improvements on the ground leases equals $229.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income .........................................     $25,385,447
Total Expenses .................................................     $ 9,710,893
Net Operating Income (NOI) .....................................     $15,674,554
Cash Flow (CF) .................................................     $14,990,849
DSCR on NOI(1) .................................................           1.98x
DSCR on CF(2) ..................................................           1.89x
--------------------------------------------------------------------------------

(1)   The debt service coverage ratio on net operating income including the Note
      B is 1.57x

(2)   The debt service coverage ratio on net cash flow including the Note B is
      1.50x

----------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------------

                                                       TOTAL
                                         RATINGS       TENANT    % OF TOTAL              POTENTIAL     % POTENTIAL       LEASE
TOP TENANTS                             MOODYS/S&P       SF          SF       RENT PSF      RENT           RENT        EXPIRATION
-----------                             ----------     -------   ----------   --------   ----------    -----------     ----------

JC Penney ...........................    Baa3/BBB-     246,261      26.3%      $  0.24   $   60,000         0.4%       05/31/2011
AMC 15 (Ground Lease) ...............      B3/B         75,000       8.0       $ 25.00   $1,875,000        12.7        08/31/2020
Beshoff Infiniti (Ground Lease)......    Baa1/BBB+      75,000       8.0       $  7.33   $  549,750         3.7        10/31/2027
Sports Chalet .......................    Not Rated      44,000       4.7       $ 16.00   $  704,000         4.8        10/31/2016
Bed Bath & Beyond ...................     NR/BBB        43,133       4.6       $ 12.25   $  528,379         3.6        01/31/2023
                                                       -------      ----                 ----------        ----
TOTAL ...............................                  483,394      51.5%                $3,717,129        25.1%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moodys/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------------------------

                                                   # OF LEASES    EXPIRING      % OF     CUMULATIVE    CUMULATIVE      BASE RENT
YEAR OF EXPIRATION                                  EXPIRING         SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------                                 -----------    --------    --------   ----------   -------------   -----------

2007 ...........................................         5          16,985       1.8%      16,985           1.8%      $   229,717
2008 ...........................................         6          40,381       4.3       57,366           6.1%      $   764,004
2010 ...........................................         8          10,212       1.1       67,578           7.2%      $   664,329
2011 ...........................................         5         273,613      29.2      341,191          36.4%      $   670,530
2012 ...........................................         3           1,926       0.2      343,117          36.6%      $    95,699
2013 ...........................................         5          16,304       1.7      359,421          38.3%      $   278,572
2014 ...........................................         5          12,890       1.4      372,311          39.7%      $   472,684
2015 ...........................................        48          94,899      10.1      467,210          49.8%      $ 2,917,001
2016 ...........................................        31         176,025      18.8      643,235          68.6%      $ 3,594,038
2017 ...........................................         1           5,679       0.6      648,914          69.2%      $   125,563
2023 ...........................................         1          43,133       4.6      692,047          73.8%      $   528,379
Ground Lease ...................................        10         194,178      20.7      886,225          94.5%      $ 3,043,184
Vacant Ground Lease ............................        --           2,077       0.2      888,302          94.7%      $    32,551
Vacant .........................................        --          49,505       5.3      937,807         100.0%      $ 1,371,783
                                                       ---         -------     -----
TOTAL ..........................................       128         937,807     100.0%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o   The five largest tenants representing 51.5% of the total net rentable square feet are:

o   JC PENNEY (NYSE: "JCP") (rated "Baa3" by Moody's and "BBB-" by S&P) occupies
    246,261 square feet (26.3% of square feet, 0.4% of income) under a forty-year lease expiring on May 31, 2011 with three 10-year renewal options. J.C. Penney is a multi-line retailer selling family apparel, jewelry, shoes, accessories and home furnishings. J.C. Penney operates 1,021 department stores located in 49 states and Puerto Rico. J.C. Penney employs approximately 151,000 people. As of the fiscal year ended January 28, 2006,
    J.C. Penney reported revenue of approximately 18.8 billion, net income of
    $1.1 billion and stockholder equity of $4.0 billion.

o   AMC 15 (AMC Entertainment, Inc.) (rated "B3" by Moody's and "B" by S&P)
    occupies 75,000 square feet (8.0% of square feet, 12.7% of income) under a
    15-year ground lease expiring on August 31, 2020. The rental rate per square foot is $25.00. The theater contains 15-screens and 2,954 seats in a stadium seating format. AMC 15 recently constructed its space and opened in November of 2005. AMC Entertainment, Inc. is the second largest movie theater chain in the United States and owns about 415 theaters that offer over 5,500 screens. Approximately three quarters of these theatres are multiplexes
    (units with more than 14 screens and stadium seating). AMC Entertainment,
    Inc.'s theatres can be found in approximately. 30 states as well as in
    Canada, Europe, Asia and South America. Earlier this year, AMC
    Entertainment, Inc. merged with rival Loews Cineplex Entertainment
    Corporation. In 2005 AMC Entertainment, Inc. had sales of $1.8 billion and a net income of $70.6 million.

o   BESHOFF INFINITI (Nissan Motor Co., NASDAQ: "NSANY") (rated "Baa1" by
    Moody's and "BBB+" by S&P) will occupy 75,000 square feet (8.0% of square feet, 3.7% of income) under a 20-year ground lease expiring on October 31,
    2027. The rental rate per square foot is $7.33. Infiniti is Japanese automobile manufacturer Nissan's luxury brand in the United States,
    Canadian, Mexican, Middle Eastern, South Korean (first dealership opened in
    July 2005) and Taiwanese markets.

o   SPORT CHALET (NASDAQ: "SPCHA") (not rated) occupies 44,000 square feet (4.7%
    of square feet, 4.8% of income) under a ten-year lease expiring on October
    31, 2016 with four 5-year renewal options. The current rental rate per square foot of $16.00 increases to $17.50 on June 5, 2011. Sports Chalet offers 17 specialty stores under one roof. The sporting goods chain focuses on providing cold weather gear, but also offers a variety of clothing and equipment for outdoor activities across the board. Sports Chalet operates approximately 40 stores mostly in California, with a handful in Arizona and
    Nevada as well. During the fiscal year ending March 2006, Sport Chalet reported revenues of $343.2 million representing an 11% sales growth.

o   BED BATH & BEYOND (NASDAQ: "BBBY") (not rated by Moody's and rated "BBB" by
    S&P) occupies 43,133 square feet (4.6% of square feet, 3.6% of income) under a lease which expires on January 31, 2023 with three 5-year renewal option.
    The current rental rate per square foot is $12.25. Bed, Bath & Beyond operates more than 750 stores in 46 states as well as Puerto Rico. Bed, Bath
    & Beyond offers a full line of products to furnish the bedroom and bathroom as well as an array of small appliances for the kitchen. Remarkably, Bed,
    Bath & Beyond relies on advertising through circulars, mailings and word of mouth. For the fiscal year ending February 2006, Bed, Bath & Beyond reported revenues of $5.81 billion and net income of $572.9 million, representing growths of 12.9% and 13.4% respectively.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Eastridge Mall Mortgage Loan is a $133.5 million, five-year loan secured by a first mortgage on a regional mall located in San Jose, Santa Clara
    County, California. The Eastridge Mall Mortgage Loan is interest-only for the entire loan term, matures on September 1, 2011 and accrues interest at an annual rate, rounded to three decimal places, of 5.859%.

THE BORROWER:

o   The Eastridge Mall Borrower is Eastridge Shopping Center L.L.C, a Delaware
    limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Eastridge Mall Borrower's counsel. Equity ownership is held 100% by GGP Ivanhoe IV, Inc. which in turn is held by GGP Limited
    Partnership which is 81.0% owned by General Growth Properties, Inc.

o   Ownership interest in GGP Limited Partnership is held by General Growth
    Properties, Inc. (81.0%) and outside limited partners (19.0%).

o   General Growth Properties, Inc. is the second-largest owner/operator of malls in the United States with a market capitalization of $11.42 billion as of September 18, 2006. General Growth Properties, Inc. owns, develops, operates and/or manages shopping malls in 44 states. As of March 2006,
    General Growth Properties, Inc. had ownership interests in and/or management responsibility for more than 200 regional shopping malls all over the United
    States, encompassing over 200 million square feet. of retail space and housing some 24,000 retail tenants. General Growth Properties, Inc. is the largest third-party manager for owners of regional malls.

THE PROPERTY:

o   The Eastridge Mall Mortgaged Property consists of a fee simple interest in a regional mall built in 1971 and most recently renovated in 2006. The collateral improvements containing a total of 741,522 gross leasable square feet situated on 77.28 acres consist of JC Penney, Sports Chalet, Bed Bath and Beyond, Circuit City and Barnes & Noble anchor tenant buildings and the in-line mall stores.

o   There are approximately 113 additional in-line tenants ranging in size from
    100 to 19,645 square feet. The Eastridge Mall Mortgaged Property also consists of 10 ground leased tenants (196,255 square feet) ranging in size from 3,750 square feet to 75,000 square feet (both AMC 15 and Beshoff
    Infinity). Sears (251,000 square feet) and Macy's (175,000 square feet) are non-collateral anchor tenants. Including Sears and Macy's there is a total of 1,363,807 square feet in the Eastridge Mall.

o   In 2004, General Growth Properties, Inc. began a significant renovation of the Eastridge Mall Mortgaged Property which included redevelopment of the interior of the mall, reconfiguration of 317,530 square feet of in-line comparable store space, the addition of a 75,000 square foot 15-screen AMC
    Theater, exterior retail entrance, and restaurant outparcel.

o   The Eastridge Mall Mortgaged Property is located in the east central portion of San Jose, California, just northeast of Highway 101 approximately 65 miles south of San Francisco, California. Demographics for the five-mile primary trade area of the Eastridge Mall Mortgaged Property include a population of 512,821 in 137,147 households. Average household income within the primary trade area is $98,461.

o   Trailing 12-month in-line comparable store sales as of May 31, 2006 were
    $293 per square foot.

o   The Eastridge Mall Borrower is generally required at its sole cost and expense to keep the Eastridge Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   The Eastridge Mall Mortgaged Property is borrower/owner managed.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   A $36,500,000 Note B to be held outside of the Trust.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Eastridge Mall Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Eastridge Mall Mortgage Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing 12-month basis)
    less than 1.25x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Eastridge Mall
    Mortgage Loan.

COLLATERAL RELEASE AND SUBSTITUTION:

o   The Eastridge Mall Borrower may obtain the release of a related parcel of property, subject to the satisfaction of certain conditions, including, but not limited to: (i) such property is not necessary for the Eastridge Mall
    Borrower's operation or use of the remainder of the Eastridge Mall Mortgaged
    Properties; and (ii) the released parcel is non-income producing. The substitution of another parcel in conjunction with such a release is permitted subject to, without limitation, satisfaction of the conditions required for a release with respect to the released parcel and the substitute parcel.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                 EASTRIDGE MALL

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bear Stearns
LOAN PURPOSE:                                 Acquisition
ORIGINAL PRINCIPAL BALANCE:                   $130,000,000
FIRST PAYMENT DATE:                           November 1, 2006
TERM/AMORTIZATION:                            60/360 months
INTEREST ONLY PERIOD:                         42 months
MATURITY DATE:                                October 1, 2011
EXPECTED MATURITY BALANCE:                    $128,020,572
BORROWING ENTITY(1):                          Various
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              53 payments
                                              Open: 7 payments
ADDITIONAL FINANCING:                         $5,600,000 mezzanine loan
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:                     Yes
   IMMEDIATE REPAIR RESERVE:                  $552,616
   OTHER(2):                                  $12,463,796
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:                     Yes
   REPLACEMENT RESERVE:                       $222,217
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

(1)   The loan is collateralized by thirteen properties and as such has thirteen separate borrowing entities.

(2)   The other escrow consists of $8,588,000 for future capital improvements,
      $3,686,503 for work that is still outstanding under the PIP program, and
      $189,293 for ground rent for the San Diego and Englewood properties.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $130,000,000
CUT-OFF DATE LTV:                             75.8%
MATURITY DATE LTV:                            74.6%
UNDERWRITTEN DSCR:                            1.35x
INTEREST ONLY DSCR(1):                        1.57x
MORTGAGE RATE:                                6.297%
--------------------------------------------------------------------------------

(1)   Underwritten DSCR during the partial interest only period.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Hotel
PROPERTY SUB-TYPE:                            Various
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various/2006
NUMBER OF KEYS:                               2,567
CUT-OFF BALANCE PER KEY:                      $50,643
OCCUPANCY AS OF 07/31/2006:                   68.4%
OWNERSHIP INTEREST:                           Various
PROPERTY MANAGEMENT:                          Various
UNDERWRITTEN NET CASH FLOW:                   $13,051,217
APPRAISED VALUE:                              $171,600,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             FINANCIAL INFORMATION - PORTFOLIO LEVEL
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         TRAILING
                                                                          FULL YEAR      FULL YEAR      12 MONTHS
                                                                         (12/31/2004)   (12/31/2005)   (07/31/2006)   UNDERWRITTEN
                                                                         ------------   ------------   ------------   ------------

Effective Gross Income..............................................      $58,959,431    $62,072,383    $64,881,268    $66,641,384
Total Expenses......................................................      $45,910,109    $47,557,983    $49,173,876    $50,924,512
Net Operating Income (NOI)..........................................      $13,049,322    $14,514,400    $15,707,392    $15,716,872
Cash Flow (CF)......................................................      $10,695,660    $12,040,686    $13,119,547    $13,051,217
DSCR on NOI.........................................................            1.35x          1.50x          1.63x          1.63x
DSCR on CF..........................................................            1.11x          1.25x          1.36x          1.35x
Interest Only DSCR on NOI...........................................            1.57x          1.75x          1.89x          1.89x
Interest Only DSCR on CF............................................            1.29x          1.45x          1.58x          1.57x
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                PORTFOLIO OPERATING STATISTICS(1)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       TRAILING 12
                                                                          FULL YEAR      FULL YEAR        MONTHS
                                                                         (12/31/2004)   (12/31/2005)   (07/31/2006)   UNDERWRITTEN
                                                                         ------------   ------------   ------------   ------------

Average Daily Rate (ADR)............................................        $74.29         $78.30         $81.61         $83.77
Occupancy...........................................................        66.9%          67.6%          68.4%          68.5%
RevPAR..............................................................        $49.73         $52.95         $55.81         $57.39
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten operating statements.

------------------------------------------------------------------------------------------------------------------------
                                            PROPERTY OPERATING STATISTICS(1)
------------------------------------------------------------------------------------------------------------------------

                                                                       FULL YEAR (12/31/2004)    FULL YEAR (12/31/2005)
                                                                       -----------------------   -----------------------
PROPERTY NAME                                                          REVPAR    ADR      OCC.   REVPAR    ADR     OCC.
-------------                                                          ------   ------   -----   ------   ------   -----

SD Holiday Inn Mission Valley Stadium...............................   $70.61   $83.89   84.2%   $75.00   $90.74   82.7%
Lynnwood Courtyard Marriott.........................................   $49.24   $72.50   67.9%   $59.71   $78.02   76.5%
Fresno Courtyard Marriott...........................................   $68.31   $87.01   78.5%   $75.76   $92.81   81.6%
Renton Holiday Inn Select...........................................   $40.89   $63.45   64.5%   $47.51   $73.60   64.6%
Price Holiday Inn...................................................   $43.25   $62.76   68.9%   $48.94   $63.61   77.0%
Boise Holiday Inn...................................................   $43.92   $63.35   69.3%   $47.10   $66.16   71.2%
Ogden Marriott......................................................   $44.21   $75.38   58.7%   $40.57   $75.06   54.1%
Craig Holiday Inn...................................................   $44.11   $62.30   70.8%   $54.40   $72.11   75.4%
Courtyard by Marriott...............................................   $49.77   $74.30   67.0%   $52.12   $76.19   68.4%
Englewood Crowne Plaza..............................................   $66.54   $82.63   80.5%   $68.20   $92.05   74.1%
Pueblo Marriott -- Convention Center................................   $47.71   $75.06   63.6%   $49.06   $74.38   66.0%
Kent Hawthorn Suites................................................   $52.94   $84.27   62.8%   $50.91   $83.78   60.8%
Williamsburg Crowne Plaza...........................................   $42.54   $81.74   52.0%   $44.12   $84.70   52.1%
------------------------------------------------------------------------------------------------------------------------

                                                                          TRAILING 12 MONTHS
                                                                             (07/31/2006)               UNDERWRITTEN
                                                                       ------------------------   ------------------------
PROPERTY NAME                                                          REVPAR     ADR     OCC.    REVPAR     ADR      OCC.
-------------                                                          ------   -------   -----   ------   -------   -----

SD Holiday Inn Mission Valley Stadium...............................   $80.55   $ 96.74   83.3%   $80.55   $ 96.74   83.3%
Lynnwood Courtyard Marriott.........................................   $63.51   $ 86.10   73.8%   $68.73   $ 91.64   75.0%
Fresno Courtyard Marriott...........................................   $78.23   $105.41   74.2%   $78.23   $105.41   74.2%
Renton Holiday Inn Select...........................................   $54.34   $ 77.17   70.4%   $54.34   $ 77.17   70.4%
Price Holiday Inn...................................................   $53.30   $ 67.31   79.2%   $53.30   $ 67.31   79.2%
Boise Holiday Inn...................................................   $46.22   $ 66.32   69.7%   $46.22   $ 66.32   69.7%
Ogden Marriott......................................................   $43.10   $ 75.51   57.1%   $44.36   $ 77.83   57.0%
Craig Holiday Inn...................................................   $57.62   $ 74.65   77.2%   $57.62   $ 74.65   77.2%
Courtyard by Marriott...............................................   $55.01   $ 78.59   70.0%   $57.79   $ 82.95   69.7%
Englewood Crowne Plaza..............................................   $72.45   $100.84   71.9%   $84.10   $115.20   73.0%
Pueblo Marriott -- Convention Center................................   $50.25   $ 75.58   66.5%   $50.25   $ 75.58   66.5%
Kent Hawthorn Suites................................................   $54.96   $ 84.54   65.0%   $54.96   $ 84.54   65.0%
Williamsburg Crowne Plaza...........................................   $44.15   $ 84.25   52.4%   $44.15   $ 84.25   52.4%
--------------------------------------------------------------------------------------------------------------------------

(1)   Based on underwritten operating statements.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             % OF
                                                                                                                             TOTAL
                                                                                                                           PORTFOLIO
                                                                                                              ALLOCATED       (BY
                                                                                   YEAR BUILT /    FEE /     CUT-OFF LOAN   CUT-OFF
PROPERTY NAME                                LOCATION        HOTEL TYPE      KEYS   RENOVATED    LEASEHOLD     BALANCE     BALANCE)
---------------------------------------  ----------------  ---------------  -----  ------------  ----------  ------------  ---------

SD Holiday Inn Mission Valley Stadium..  San Diego, CA     Full Service       175  1989 / 2006   Leasehold   $ 15,500,000     11.9%
Lynnwood Courtyard Marriott ...........  Lynnwood, WA      Limited Service    164  1999 / 2006      Fee        15,200,000     11.7
Fresno Courtyard Marriott..............  Fresno, CA        Limited Service    116  1989 / 2006      Fee        13,100,000     10.1
Renton Holiday Inn Select..............  Renton, WA        Full Service       226  1963 / 2006      Fee        11,400,000      8.8
Boise Holiday Inn......................  Boise, ID         Full Service       265  1967 / 2006      Fee        10,100,000      7.8
Ogden Marriott ........................  Ogden, UT         Full Service       292  1982 / 2006      Fee        10,000,000      7.7
Price Holiday Inn......................  Price, UT         Full Service       151  1984 / 2006      Fee        10,700,000      8.2
Craig Holiday Inn......................  Craig, CO         Full Service       152  1980 / 2006      Fee         8,100,000      6.2
Courtyard by Marriott..................  Santa Fe, NM      Full Service       213  1985 / 2006      Fee         7,800,000      6.0
Englewood Crowne Plaza.................  Englewood, NJ     Full Service       194  1988 / 2006   Leasehold      7,700,000      5.9
Pueblo Marriott -- Convention Center...  Pueblo, CO        Full Service       164  1998 / 2006      Fee         7,600,000      5.8
Kent Hawthorn Suites...................  Kent, WA          Extended Stay      152  1990 / 2006      Fee         7,400,000      5.7
Williamsburg Crowne Plaza..............  Williamsburg, VA  Full Service       303  1975 / 2006      Fee         5,400,000      4.2
                                                                            -----                            ------------     -----
TOTAL..................................                                     2,567                            $130,000,000    100.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             INDIVIDUAL PROPERTY PENETRATION FACTORS(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            OCCUPANCY        ADR         REVPAR
PROPERTY NAME                                                                              PENETRATION   PENETRATION   PENETRATION
-------------                                                                              -----------   -----------   -----------

SD Holiday Inn Mission Valley Stadium..................................................       114.5%         91.4%        104.6%
Lynnwood Courtyard Marriott............................................................       100.3%        106.6%        107.0%
Fresno Courtyard Marriott..............................................................       104.3%        121.2%        126.4%
Renton Holiday Inn Select..............................................................        96.1%         88.7%         85.2%
Price Holiday Inn......................................................................       143.6%        145.1%        208.3%
Boise Holiday Inn......................................................................       110.4%         97.7%        107.9%
Ogden Marriott.........................................................................        97.8%        123.0%        120.3%
Craig Holiday Inn......................................................................        94.4%        108.2%        102.2%
Courtyard by Marriott..................................................................       107.2%        108.5%        116.3%
Englewood Crowne Plaza.................................................................       107.7%         86.0%         92.7%
Pueblo Marriott -- Convention Center...................................................       109.3%        121.2%        132.5%
Kent Hawthorn Suites...................................................................        98.4%        124.1%        122.1%
Williamsburg Crowne Plaza..............................................................       105.8%         90.7%         96.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Penetration data shown above is based on trailing-12 month data provided in individual STR Reports as of July 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  ESTIMATED DEMAND SEGMENTATION(1)
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY NAME                                                              COMMERCIAL          MEETING AND GROUP           LEISURE
-------------                                                              ----------          -----------------           -------

SD Holiday Inn Mission Valley Stadium.................................         50%                    20%                    30%
Lynnwood Courtyard Marriott...........................................         67%                    14%                    19%
Fresno Courtyard Marriott.............................................         61%                    16%                    23%
Renton Holiday Inn Select.............................................         71%                    22%                     7%
Price Holiday Inn.....................................................         75%                     5%                    20%
Boise Holiday Inn(2)..................................................         31%                    27%                    35%
Ogden Marriott(2).....................................................         47%                    28%                    11%
Craig Holiday Inn(2)..................................................         75%                    10%                     8%
Courtyard by Marriott.................................................         49%                    20%                    31%
Englewood Crowne Plaza................................................         45%                    11%                    44%
Pueblo Marriott -- Convention Center..................................         40%                    50%                    10%
Kent Hawthorn Suites(2)...............................................         29%                    14%                     8%
Williamsburg Crowne Plaza.............................................         10%                    50%                    40%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Data shown above is based on individual property appraisals.

(2)   Boise Holiday Inn includes 7% for the contract segment. Odgen Marriott includes 14% for government segment. Craig Holiday Inn includes 7% for government segment. Kent Hawthorn Suites includes 49% for extended stay segment. These numbers are not included in the table above.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Trinity Hotel Portfolio Mortgage Loan is a $130.0 million, 60-month fixed rate loan secured by a first mortgage on thirteen,
    cross-collateralized, cross-defaulted, hotel properties located in eight states, totaling 2,567 keys. The Trinity Hotel Portfolio Mortgage Loan bears interest at an annual interest rate of 6.297%. The loan is interest only for the first 42 months of its term and then amortizes based on a 360-month schedule until it matures on October 1, 2011.

THE BORROWER:

o   The Trinity Hotel Portfolio Borrower is comprised of the following 13 entities: HI San Diego LLC, CA Lynwood LLC, CA Fresno Hotel LLC, HI Renton
    LLC, HI Price LLC, HI Boise LLC, MA Ogden LLC, HI Craig LLC, CA Santa Fe
    LLC, CP Englewood LLC, MA Pueblo LLC, HS Kent LLC, and CP Williamsburg LLC.
    Each entity is a Delaware limited liability company and a single purpose entity. The sponsors of the Trinity Hotel Portfolio Mortgage Loan are
    Trinity Hotel Investors and BayNorth Capital LLC.

o   Trinity Hotel Investors ("Trinity") owns and invests in hotel real estate in targeted U.S. and European markets. Trinity focuses on the U.S. and European hotel markets, seeking three- and four-star hotels and five-star resorts domestically, and luxury hotels in Europe. Trinity's current hotel investments include twenty hotels comprising 4,307 keys in the U.S. and in
    London.

o   BayNorth Capital LLC ("BayNorth") is a real estate investment firm formed in
    2004 and based in Boston, Massachusetts. Initially managing an investment portfolio for Harvard University, BayNorth has broadened its investor base to also include many other institutional clients.

THE PROPERTIES:

o   The portfolio consists of 13 individually flagged hotel properties totaling
    2,567 keys located across eight states. The portfolio consists of ten full-service hotels (2,135 keys; approximately 73% by allocated portfolio loan amount), two limited service hotels (280 keys; approximately 22% by allocated portfolio loan amount) and one extended-stay hotel (152 keys;
    approximately 6% by allocated portfolio loan amount). The portfolio consists of five Holiday Inn hotels (969 keys; approximately 43% by allocated portfolio loan amount), three Courtyard by Marriott hotels (493 keys;
    approximately 28% by allocated portfolio loan amount), two Marriott hotels
    (456 keys; approximately 14% by allocated portfolio loan amount), two Crowne
    Plaza hotels (497 keys; approximately 10% by allocated portfolio loan amount), and one Hawthorne Suites hotel (152 keys; approximately 6% by allocated portfolio loan amount). The largest asset in the portfolio in terms of allocated loan balance, the SD Holiday Inn Mission Valley Stadium in San Diego, California, accounts for 11.9% of the portfolio loan amount,
    11.6% of the total portfolio appraised value, and 11.1% of the total portfolio underwritten net cash flow. In addition to geographic, property type, and flag diversity, the portfolio also has a diversity of demand generators including corporate, convention, leisure, government and military.

o   Built between 1963 and 1999, the properties in the portfolio went through significant renovations from 2002 to 2006. The portfolio has undergone approximately $29 million of renovations ($11,300 per key) from 2002 to
    2006, with approximately $16.2 million ($6,300 per key) spent in 2005-2006.
    In addition, the Trinity Hotel Portfolio Borrower provided an escrow of approximately $12.8 million ($4,997 per key) at closing for additional capital improvements, outstanding PIP work, and deferred maintenance.

PROPERTY MANAGEMENT:

o   The Trinity Hotel Portfolio Mortgaged Properties are managed by the four separate third-party management companies. Based in Scottsdale, Arizona,
    Opus Hospitality Advisors will manage the San Diego, Fresno, Price, Boise,
    Craig, and Santa Fe properties. Montclair Hotel Investors ("Montclair") is a hotel investment and management company based in suburban Chicago whose managing partners have managed hotel portfolios with values in excess of $3 billion. Montclair manages the Lynwood, Renton, and Kent properties. Sage
    Hospitality Resources ("Sage") specializes in management of full service and limited service hotels nationwide and has managed over 300 properties in 39 states and the District of Columbia. Sage manages the Ogden and Pueblo properties. Crestline Hotels & Resorts, Inc. ("Crestline") is an independent hospitality management company that presently manages 43 hotels, resorts and conference and convention centers in 12 states and the District of Columbia.
    Crestline manages the Englewood and Williamsburg properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Trinity Hotel Portfolio Borrower has incurred mezzanine debt in the amount of $5.6 million which is held outside the Trust. This additional debt is subject to an intercreditor agreement providing the mezzanine loan holder with purchase and cure rights. The term of the Trinity Hotel Portfolio
    Mezzanine Loan is coterminous with the Trinity Hotel Portfolio Mortgage
    Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not allowed.

RELEASE OF PROPERTIES:

o   The Trinity Hotel Portfolio Borrower is permitted to obtain a release of any property during the term of the Trinity Hotel Portfolio Mortgage Loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, the Trinity Hotel Portfolio
    Borrower deposits defeasance collateral equal to 110% of the allocated loan amount of the released property and the satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be equal to or exceed the greater of (a) 1.13 multiplied by a fraction, the numerator of which is the sum of the allocated loan amounts of those properties subject to the lien of the mortgage immediately after the release, and the denominator of which is the principal balance of the loan immediately after the release (b) the debt service coverage ratio for all of the remaining properties based on the 12 months immediately preceding the release. The loan-to-value immediately after the release must be less than or equal to the lower of (a) 78%
    multiplied by a fraction, the numerator of which is the principal balance of the loan immediately after the release, and the denominator of which is the sum of the allocated loan amounts of those properties subject to the lien of the mortgage immediately after the release, and (b) the loan-to-value for all of the then remaining properties (including the property to be released)
    immediately preceding the release.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             TRINITY HOTEL PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Refinance
ORIGINAL PRINCIPAL BALANCE:                   $94,180,000
FIRST PAYMENT DATE:                           November 1, 2006
TERM/AMORTIZATION:                            120/0 months
INTEREST ONLY PERIOD:                         120 months
MATURITY DATE:                                October 1, 2016
EXPECTED MATURITY BALANCE:                    $94,180,000
BORROWING ENTITY:                             Shoreham Development
                                              Group LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              117 payments
                                              Open: 3 payments
FUTURE MEZZANINE DEBT:                        Yes
UP-FRONT RESERVES:
   TAX RESERVE:                               Yes
   TI/LC RESERVE:                             $289,500
   RENT RESERVE(1):                           $132,630
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                               Yes
   REPLACEMENT RESERVE:                       $9,133
LOCKBOX:                                      Soft
--------------------------------------------------------------------------------

(1)   Rent reserve taken at closing will be released upon the borrower delivering estoppel certificates from certain tenants in a form acceptable to the mortgagee.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $94,180,000
CUT-OFF DATE LTV:                             62.8%
MATURITY DATE LTV:                            62.8%
UNDERWRITTEN DSCR:                            1.33x
MORTGAGE RATE(1):                             5.774%
--------------------------------------------------------------------------------

(1)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Multifamily
PROPERTY SUB-TYPE:                            High Rise
LOCATION:                                     Chicago, Illinois
YEAR BUILT/RENOVATED:                         2005/NAP
UNITS:                                        548
CUT-OFF BALANCE PER UNIT:                     $171,861
OCCUPANCY AS OF 08/14/2006:                   96.9%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Near North Properties, Inc.
UNDERWRITTEN NET CASH FLOW:                   $7,323,098
APPRAISED VALUE:                              $150,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                    ANNUALIZED
                                                   (07/31/2006)     UNDERWRITTEN
                                                   ------------     ------------
Effective Gross Income........................     $ 11,096,518     $ 12,323,404
Total Expenses................................     $  5,063,374     $  4,890,706
Net Operating Income (NOI)....................     $  6,033,143     $  7,432,698
Cash Flow (CF)................................     $  6,033,143     $  7,323,098
DSCR on NOI...................................            1.09x            1.35x
DSCR on CF....................................            1.09x            1.33x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

                                              STUDIO      1 BEDROOM    2 BEDROOM
                                              ------      ---------    ---------
Number of Units.......................         205           242          101
Average Rent..........................        $1,458       $1,677       $2,494
Average Unit Size (SF)................         613           751         1,181
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Shoreham Mortgage Loan is a $94.2 million, ten-year fixed rate loan secured by a first mortgage on a high-rise apartment building located in
    Chicago, Cook County, Illinois. The Shoreham Mortgage Loan is interest only for the entire loan term, matures on October 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 5.774%.

THE BORROWER:

o   The Shoreham Borrower is Shoreham Development Group LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which The Shoreham Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
    90% by BIT Investment Eighteen, LLC and 10% by Lakeshore Shoreham LLC.
    Equity ownership of BIT Investment Eighteen, LLC is held 100% by AFL-CIO
    Building Investment Trust. Equity ownership of Lakeshore Shoreham LLC is held 2.083% by Robin Berger and 97.917% by DJ2 LLC, an Illinois limited liability company, as the borrower principal.

o   Magellan Development Group is a Chicago based real estate development, construction management, and property management corporation that focus on multifamily developments in the central business district of Chicago,
    Illinois. The Magellan Development Group recently merged with NNP
    Residential, its long-time property management partner to form one of the largest real estate developers in the Chicago metropolitan statistical area.
    Together, the merged companies are recognized among Chicago's most accomplished and respected real estate organizations.

THE PROPERTY:

o   The Shoreham Mortgaged Property consists of a fee simple interest in a
    548-unit, high-rise apartment building constructed in 2005. The 45-story,
    Class "A" improvements contain 421,960 net rentable square feet and are situated on 1.13 acres. The apartment unit mix consists of 36 studio units,
    169 efficiency/convertible units, 242 one bedroom/one bath units and 101 two bedroom/two bath units.

o   Unit amenities include a standard kitchen package consisting of a refrigerator, range/oven with vent hood, dishwasher, disposal and microwave.
    Other unit amenities include full-size washer/dryers, patios/balconies, hard-wired smoke detectors and water sprinklers. The Shoreham Mortgage
    Property amenities include 24-hour security, a fitness center with steam rooms, whirlpools, saunas, locker rooms and massage area, a business center with high speed wireless internet and plasma TV, an outdoor landscaped pool with deck, barbeque area, and lounge area, a full service kitchen available for private functions or business meetings, and a game room with pool and poker tables. Additional amenities include 8,991 square feet of retail space and a 374-space parking garage located on the first five levels of the building. Four elevators serve the apartment building and two elevators serve the parking garage.

o   The Shoreham Mortgaged Property is located in Lakeshore East, a $4 billion master planned community developed as a joint venture between Magellan
    Development Group and NNP Residential. The Lakeshore East Master Plan allows for the construction of up to 4,950 residences, a six-acre park, 2.2 million square feet of commercial space, 1,500 hotel rooms, 770,000 square feet of retail space and a proposed elementary school.

o   The Shoreham Borrower is generally required at its sole cost and expense to keep The Shoreham Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   Near North Properties, Inc. manages The Shoreham Mortgaged Property. Near
    North Properties, Inc., a Borrower related entity founded in 1976 and headquartered in Chicago, currently manages ten apartment facilities located in the Chicago metropolitan statistical area containing approximately 5,000 units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Shoreham Borrower is permitted, on a one-time basis, to incur mezzanine financing in an amount not to exceed $10,820,000 upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of
    The Shoreham Mortgage Loan, results in a minimum debt service coverage ratio
    (as calculated by the mortgagee on a trailing 12-month basis) less than
    1.05x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving The Shoreham Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                  THE SHOREHAM

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Barclays and Citi
ORIGINAL NOTE PRINCIPAL
      BALANCE:(1)                             $68,813,864
FIRST PAYMENT DATE:                           July 5, 2006
TERM/AMORTIZATION:                            120/357
INTEREST ONLY PERIOD:                         None
MATURITY DATE:                                June 5, 2016
EXPECTED NOTE MATURITY BALANCE:               $59,590,947
BORROWING ENTITY:                             Spirit SPE Portfolio
                                              2006-3, LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              117 payments
                                              Open: 3 payments
ADDITIONAL FINANCING(2):                      Yes
UP-FRONT RESERVES:
   IMMEDIATE REPAIR RESERVE(3):               $459,903
   OTHER RESERVE(4):                          $156,250
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(5):                  Springing
   REPLACEMENT RESERVE(5):                    Springing
   GROUND LEASE RESERVE(6):                   Springing
LOCKBOX(7):                                   Hard
--------------------------------------------------------------------------------

(1)   The initial mortgage loan was in the original amount of $65,846,258.00, originally funded on May 31, 2006, and was increased to $68,813,864.00, as of September 11, 2006 with an additional funding of $3,120,000.00 on such date to fund tenant capital expenditures. The borrower and Spirit Finance
      Corporation, as guarantor, have executed a non-recourse carve-out provision guaranteeing reimbursement for any losses in connection with the borrower's failure to use such funds for the agreed upon capital expenditures.

(2)   The sponsor of the borrower is permitted to pledge indirect interests in the borrower in connection with a line of credit or similar corporate facility secured by all, or substantially all, of the sponsor's assets.

(3)   Tenant provided a letter of credit in the amount of $459,903.00 to satisfy the required repair reserve requirement.

(4)   An environmental required repair reserves was deposited into the required repair reserve account at origination in the amount of $156,250.00.

(5)   Reserve deposits for tax, insurance and replacement reserves will be springing in the event of default under the related mortgage documents or failure of the EBITDAR test ("Triggering Event"). In the event the tenant's ratio of EBITDAR to interest and operating lease expenses drops below (i) 1.15x, then the mortgagee will begin escrowing reserves on a monthly basis, subject to a 90 day delay in receiving the escrow payments from the operating tenant, or (ii) 1.10x, then the mortgagee will sweep
      50% of the excess cash flow, or (iii) 1.00x, then the mortgagee will sweep
      100% of the excess cash flow.

(6)   Upon a Triggering Event, the borrower is required to pay a monthly prorated amount that is estimated by the mortgagee to be due and payable by the borrower under the ground lease for all rent and other charges which may be due for the succeeding 12-month period. Currently there is no property with a ground lease; however, the ground lease reserve would be applicable if the borrower added a ground lease property to the portfolio pursuant to its rights of substitution under the mortgage documents.

(7)   All tenant payments due under the applicable tenant leases are deposited into a lock box account under the mortgagee's control and the lockbox bank must transfer debt service and reserve payments, if any, to a mortgagee-controlled cash management account. Beginning on the date when the operating tenant's EBITDAR ratio is less than 1.15x for 90 days, all payments in the lock box account are transferred to the cash management account. After payment of monthly debt service and funding of the reserve accounts, excess cash flow in the cash management account will be swept into an account under the borrower's control, except if an event of default exists. In addition, if the operating tenant's "EBITDAR" (which will be calculated on a quarterly basis, based upon actual earnings before interest, tax, depreciation and amortization falls below (i) 1.10x, the mortgagee will reserve 50% of excess cash flow and (ii) 1.00x, the mortgagee will reserve 100% of excess cash flow.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $68,754,506
CUT-OFF DATE LTV:                             69.0%
MATURITY DATE LTV:                            59.8%
UNDERWRITTEN DSCR:                            1.52x
MORTGAGE RATE(1):                             6.588%
--------------------------------------------------------------------------------

(1)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE(1):                             Various
PROPERTY SUB-TYPE(1):                         Various
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various
NET RENTABLE SQUARE FEET:                     2,383,350
CUT-OFF BALANCE PER SF:                       $29
OCCUPANCY AS OF 10/01/2006:                   100.0%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Self-Managed
NNN MASTER LEASE PAYMENT:                     $8,391,461
UNDERWRITTEN NET CASH FLOW:                   $8,028,614
APPRAISED VALUE:                              $99,635,000
--------------------------------------------------------------------------------

(1)   65 retail stores and one industrial/flex property that functions as a headquarter/distribution center.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                    UNDERWRITTEN
                                                                   -------------
NNN Master Lease Payment........................................      $8,391,461
Effective Gross Income..........................................      $8,223,632
Total Expenses..................................................      $   52,017
Net Operating Income (NOI)......................................      $8,171,615
Cash Flow (CF)..................................................      $8,028,614
DSCR on NOI.....................................................           1.55x
DSCR on CF......................................................           1.52x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                        MASTER
                                                                                         LEASE       MASTER        MASTER
                                                        TOTAL              % OF         PAYMENT      LEASE          LEASE
TOP TENANTS                            RATINGS        TENANT SF          TOTAL SF         PSF       PAYMENT      EXPIRATION
-----------                           ----------  ------------------  --------------  -----------  ----------  ---------------

Pamida Stores Operating Co., LLC...    Not Rated       2,383,350          100.0%          $3.52     $8,391,461   05/31/2021
------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten Master Lease except for Ratings unless otherwise stated.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PROPERTY DETAIL
------------------------------------------------------------------------------------------------------------------------------
                                                                       CUT-OFF DATE      YEAR
                                       PROPERTY        PROPERTY         ALLOCATED     BUILT/YEAR    PROPERTY      APPRAISED
           PROPERTY NAME                 TYPE          LOCATION        LOAN BALANCE    RENOVATED      SIZE          VALUE
-----------------------------------   ----------  ------------------  --------------  -----------  ----------  ---------------

 Pamida -- Headquarters............   Industrial      Omaha, NE        $ 5,693,026     1966/1973     215,000       $8,250,000
 Pamida -- Wahpeton................     Retail       Wahpeton, ND        1,587,147      1971/NAP      52,168        2,300,000
 Pamida -- Mt Carmel...............     Retail     Mount Carmel, IL      1,566,445      1979/NAP      58,150        2,270,000
 Pamida -- Glasgow.................     Retail       Glasgow, MT         1,531,942      1998/NAP      34,498        2,220,000
 Pamida -- Glenwood................     Retail       Glenwood, MN        1,449,134      1996/NAP      42,456        2,100,000
 Pamida -- Minerva.................     Retail       Minerva, OH         1,380,128      2000/NAP      35,551        2,000,000
 Pamida -- Archbold................     Retail       Archbold, OH        1,338,724      2000/NAP      36,047        1,940,000
 Pamida -- Detroit Lakes...........     Retail    Detroit Lakes, MN      1,311,121     1974/2000      43,800        1,900,000
 Pamida -- Powell..................     Retail        Powell, WY         1,249,015      1986/NAP      28,500        1,810,000
 Pamida -- Fergus Falls............     Retail    Fergus Falls , MN      1,235,214      1986/NAP      32,500        1,790,000
 Pamida -- Manistique..............     Retail      Manistique, MI       1,235,214      2000/NAP      36,047        1,790,000
 Pamida -- Perry...................     Retail        Perry, IA          1,207,612      1998/NAP      34,919        1,750,000
 Pamida -- Newaygo.................     Retail       Newaygo, MI         1,200,711      2000/NAP      36,047        1,740,000
 Pamida -- Attica..................     Retail        Attica, IN         1,193,810      1999/NAP      34,994        1,730,000
 Pamida -- Monticello..............     Retail      Monticello, IL       1,186,910      1999/NAP      34,998        1,720,000
 Pamida -- Madison.................     Retail       Madison, SD         1,173,108     1975/2004      32,280        1,700,000
 Pamida -- Clare...................     Retail        Clare, MI          1,173,108      2000/NAP      36,047        1,700,000
 Pamida -- Hart....................     Retail         Hart, MI          1,173,108      2000/NAP      35,551        1,700,000
 Pamida -- Woodsfield..............     Retail      Woodsfield, OH       1,166,208      2000/NAP      36,047        1,690,000
 Pamida -- Allegan.................     Retail       Allegan, MI         1,138,605      2000/NAP      36,047        1,650,000
 Pamida -- Park Rapids.............     Retail     Park Rapids, MN       1,138,605      1978/NAP      33,320        1,650,000
 Pamida -- Tuscola.................     Retail       Tuscola, IL         1,117,903      2000/NAP      35,551        1,620,000
 Pamida -- Montpelier..............     Retail      Montpelier, OH       1,104,102      2000/NAP      36,047        1,600,000
 Pamida -- Arcadia.................     Retail       Arcadia, WI         1,104,102      2000/NAP      35,551        1,600,000
 Pamida -- Rockville...............     Retail      Rockville, IN        1,104,102      1999/NAP      34,923        1,600,000
 Pamida -- Vermillion..............     Retail      Vermillion, SD       1,104,102      1984/NAP      32,900        1,600,000
 Pamida -- Greenfield..............     Retail      Greenfield, OH       1,083,400      2000/NAP      36,047        1,570,000
 Pamida -- Lancaster...............     Retail      Lancaster, WI        1,076,500      1999/NAP      34,498        1,560,000
 Pamida -- Kewaunee................     Retail       Kewaunee, WI        1,069,599      2000/NAP      36,047        1,550,000
 Pamida -- Bloomfield..............     Retail      Bloomfield, IN       1,069,599      1999/NAP      36,747        1,550,000
 Pamida -- Waukon..................     Retail        Waukon, IA         1,069,599      1998/NAP      34,498        1,550,000
 Pamida -- Oconto..................     Retail        Oconto, WI         1,055,798      2000/NAP      35,551        1,530,000
 Pamida -- Dowagiac................     Retail       Dowagiac, MI        1,048,897      2000/NAP      35,551        1,520,000
 Pamida -- Hodgenville.............     Retail     Hodgenville, KY       1,041,996      1999/NAP      34,994        1,510,000
 Pamida -- Munfordville............     Retail     Munfordville, KY        945,387      2000/NAP      35,551        1,370,000
 Pamida -- Sullivan................     Retail       Sullivan, IL          945,387      1999/NAP      34,994        1,370,000
 Pamida -- Morgantown..............     Retail      Morgantown, KY         931,586      1999/NAP      34,994        1,350,000
 Pamida -- Scottsville.............     Retail     Scottsville, KY         931,586      1999/NAP      34,994        1,350,000
 Pamida -- Clintonville............     Retail     Clintonville, WI        890,182      1978/NAP      37,820        1,290,000
 Pamida -- Smithville..............     Retail      Smithville, TN         855,679      2000/NAP      35,551        1,240,000
 Pamida -- Livingston..............     Retail      Livingston, TN         855,679      2000/NAP      35,551        1,240,000
 Pamida -- Bethany.................     Retail       Bethany, MO           810,825      1975/NAP      31,568        1,175,000
 Pamida -- Centerville.............     Retail     Centerville, TN         793,573      2000/NAP      35,551        1,150,000
 Pamida -- Clarion.................     Retail       Clarion, IA           776,322     1991/2000      28,067        1,125,000
 Pamida -- Ashland.................     Retail       Ashland, WI           724,567      1975/NAP      35,320        1,050,000
 Pamida -- Rawlins.................     Retail       Rawlins, WY           641,759     1971/2003      32,100          930,000
 Pamida -- Sturgis.................     Retail       Sturgis, SD           638,309     1984/2002      30,500          925,000
 Pamida -- Mount Ayr...............     Retail      Mount Ayr, IA          583,104      1995/NAP      18,677          845,000
 Pamida -- Burlington..............     Retail      Burlington, KS         569,303     1991/2000      31,111          825,000
 Pamida -- Estherville.............     Retail     Estherville, IA         552,051      1976/NAP      20,000          800,000
 Pamida -- Somerville..............     Retail      Somerville, TN         524,448      2000/NAP      35,551          760,000
 Pamida -- Osceola.................     Retail       Osceola, IA           507,197      1978/NAP      16,224          735,000
 Pamida -- Memphis.................     Retail       Memphis, MO           507,197      1984/NAP      26,565          735,000
 Pamida -- Lander..................     Retail        Lander, WY           493,396      1974/NAP      22,900          715,000
 Pamida -- Albany..................     Retail        Albany, MO           293,277      1990/NAP      16,925          425,000
 Pamida -- Gallatin................     Retail       Gallatin, MO          258,774     1930/1990      17,741          375,000
 Pamida -- Ely.....................     Retail         Ely, MN             255,324      1945/NAP      10,830          370,000
 Pamida -- Plentywood..............     Retail      Plentywood, MT         189,768      1999/NAP      16,050          275,000
                                                                       -------------               ----------  ---------------
 TOTAL.............................                                    $ 68,754,506                2,383,350      $99,635,000
                                                                       =============               ==========  ===============
------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Pamida Portfolio Mortgage Loan is a $68.81 million, ten-year loan secured by a first mortgage on 65 retail stores and one industrial/flex property that functions as a headquarter/distribution center, containing a total of 2,383,350 square feet located in 16 midwestern, north central and
    Rocky Mountain states. The Pamida Portfolio Mortgage Loan matures on June 5,
    2016 and accrues interest at an annual interest rate, rounded to three decimal places, of 6.588%. The Pamida Portfolio Mortgage Loan is evidenced by two pari passu promissory notes, one in the principal amount of
    $34,406,932 currently held by Citigroup Global Markets Realty Corp. and one in the principal amount of $34,406,932 currently held by Barclays Capital
    Real Estate Inc.

THE BORROWER:

o   The Pamida Portfolio Borrower is Spirit SPE Portfolio 2006-3, LLC, a
    Delaware limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Pamida Portfolio Borrower's counsel.

o   Equity ownership is held 100% by Spirit SK Acquisition, LLC as the sole member of the Pamida Portfolio Borrower. Through intermediate ownership levels, equity ownership of the Pamida Portfolio Borrower is held by Spirit
    Finance Corporation, the sponsor of the Pamida Portfolio Mortgage Loan.

o   Spirit Finance Corporation (NYSE: "SFC") is a self-managed and self-advised real estate investment trust. Spirit Finance Corporation operates a portfolio of 684 owned or financed single-tenant properties located in 40 states. Spirit's portfolio includes restaurants, automotive stores, specialty retailers, drug stores, movie theaters, educational facilities and interstate travel plazas. As of the fiscal year ended December 31, 2005,
    Spirit Finance Corporation reported revenue of approximately $85.9 million, net income of $27.8 million and stockholder equity of $592.8 million.

MASTER LEASE:

o   The Pamida Portfolio Mortgaged Properties are 100% occupied by Pamida Stores
    Operating Co., LLC, a Delaware limited liability company controlled by Sun
    Capital Partners Portfolio Company ("Pamida Stores") under a 15-year master lease expiring on May 31, 2021 ("Master Lease"). The current rental rate per square foot is $3.52. Commencing on June 1, 2009, the rental rates per square foot increase every third year thereafter by the lesser of (a) 1.25 multiplied by the product of (i) base rent in effect immediately prior to the increase and (ii) an increase in the consumer price index or (b) 6% of the base rent in effect immediately prior to the increase. There are two
    10-year options to renew the Master Lease under the same rental rate increases as during the initial term.

o   The Master Lease is triple net with Pamida Stores paying all expenses.
    Subject to certain criteria contained in the Master Lease, the tenant has the right to cease operations for business in up to ten percent of the rentable square footage of the leased premises under the Master Lease;
    however, tenant is still obligated to pay rent under the Master Lease for such properties.

THE PROPERTIES:

o   The Pamida Portfolio Mortgaged Properties consists of 65 retail stores and one industrial/flex property that functions as a headquarter/distribution center, containing a total of 2,383,350 square feet located in 16 midwestern, north central and Rocky Mountain states that are operated by
    Pamida Stores. The Pamida Portfolio Mortgaged Properties reported trailing
    12-months ending May 2006 sales of $3,296,583 per store or $98.82 per square foot.

o   The ratio of the Master Lease payment allocated by loan balance of the retail stores to trailing 12-months sales ratio is 3.59%.

o   The Pamida Portfolio Borrower is generally required at its sole cost and expense to keep the Pamida Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

THE COMPANY:

o   As of third quarter 2005, Pamida Stores operates 216 retail stores under the store name "Pamida" in 16 states. The gross square foot average size of each facility is 32,900 square feet. The facilities are generally located in small communities and offer a broad assortment of value-priced general merchandise, including consumables and 116 stores have retail pharmacies.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------
o   In December 2005, Sun Capital Partners Portfolio Company purchased Pamida
    Stores along with the purchase of ShopKo Stores Inc. ("ShopKo") for $1.15 billion in a going private transaction. ShopKo operated two retail store chains in the United States under the store names "ShopKo" and "Pamida".
    ShopKo reorganized through the separation of the operating business, from its real estate assets, as well as the ShopKo operating business from the
    Pamida operating business. Pamida Stores' operations reside in Pamida Stores
    Operating Co., LLC.

o   Sun Capital Partners, Inc. is a leading private investment firm focused on leveraged buyouts, equity, debt, and other investments in market-leading companies that can benefit from its in-house operating professionals and experience. Sun Capital affiliates have invested in and managed more than
    125 companies worldwide since Sun Capital's inception in 1995, with combined sales in excess of $30.0 billion. Sun Capital's holdings include Mervyn's,
    Anchor Blue, and Garden Fresh. Currently, Sun Capital has more than $3.5 billion of equity capital under management.

PROPERTY MANAGEMENT:

o   Self-managed.

RELEASE OF PROPERTY:

o   Provided that no event of default has occurred and is continuing, the Pamida
    Portfolio Borrower may obtain the release of an individual property from the lien of the related mortgage through partial defeasance of the Pamida
    Portfolio Mortgage Loan in the amount of 125% of the allocated loan amount for the individual property to be released. In connection with such defeasance the mortgagee must receive a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment will reduce the rental obligations of Pamida
    Stores under the Master Lease by an amount equal to the rental obligation associated with the individual property that is to be released.

SUBSTITUTION OF PROPERTY:

o   The related loan documents permit the borrower to obtain a release of one or more of the Pamida Portfolio Mortgaged Properties provided that certain conditions are satisfied, including but not limited to the criteria for substitution set forth below. The Pamida Portfolio Borrower must pay a substitution fee equal to $2,500 per property being substituted plus reimburse the mortgagee for its out-of-pocket costs and expenses, if any, in connection with any such substitution. If the Pamida Portfolio Borrower elects to conduct a property substitution, such that another unencumbered asset or assets (the "Substitute Asset") is substituted for a property being released, the Substitute Asset will be new collateral for the respective
    Pamida Portfolio Loan and must comply with the provisions of the loan agreement relating to substitutions of collateral, which provisions include, but are not limited to: (1) the Substitute Asset must be made subject to the same respective operating lease with no decline in underwritten net cash flow, (2) the appraised value of the Substitute Asset shall be equal to or greater than the appraised value of the property being released, (3) after giving effect to the substitution of property, the debt service coverage ratio must not decrease, (4) the Pamida Portfolio Borrower must have obtained confirmation from each rating agency that has assigned a rating to the Certificates that such Substitute Asset must not result in the downgrade, withdrawal or qualification of any Certificates, (5) no event of default under the related loan documents has occurred and is continuing, (6)
    the Pamida Portfolio Borrower must have delivered any legal opinion customarily required by the lender in connection with such substitution
    (including a REMIC opinion), (7) the property being substituted for must be released from the operating lease, (8) ownership of the property being substituted must be transferred out of the Pamida Portfolio Borrower to a third party or an affiliate of the Pamida Portfolio Borrower, (9) with respect to the Substitute Asset, the lender must have received an engineering report and an environmental report acceptable to the lender and
    (10) the aggregate amount of net rentable area of the properties being substituted, when combined with any assigned, sublet or substituted property permitted under the related loan documents, may not exceed 20% of the net rentable area of the operating lease during any twelve month period or 30%
    of the respective net rentable area of the operating lease during the term of the Pamida Portfolio Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The loan documents permit a pledge of the indirect equity interests in the
    Pamida Portfolio Borrower, its members, or any affiliated manager or any shareholder, partner, member or non-member manager of the Pamida Portfolio
    Borrower, its members or any affiliated manager by the sponsor to a
    "qualified investor" in connection with a line of credit, revolving credit facility or other corporate facility secured by such a pledge (a "Secured
    Line of Credit"), provided that (i) no event of default under the Pamida
    Portfolio Mortgage Loan has occurred and is continuing (ii) any such Secured
    Line of Credit is secured by all, or substantially all, of the equity interests owned by the sponsor; and (iii) the lender has received at least thirty (30) days prior written notice of the proposed Secured Line of
    Credit.

CONFIDENTIALITY:

o   Certain financial information provided by Pamida Stores is subject to a confidentiality agreement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                                PAMIDA PORTFOLIO

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Refinance
ORIGINAL PRINCIPAL BALANCE:                   $67,500,000
FIRST PAYMENT DATE:                           May 1, 2005
TERM/AMORTIZATION:                            120/360 months
INTEREST ONLY PERIOD:                         60 months
MATURITY DATE:                                April 1, 2015
EXPECTED MATURITY BALANCE:                    $62,928,721
BORROWING ENTITY:                             Lakha Properties-
                                              Temecula TC, LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              113 payments
                                              Open: 7 payments
FUTURE MEZZANINE DEBT:                        Yes
UP-FRONT RESERVES:
   TAX RESERVE:                               Yes
   IMMEDIATE REPAIR RESERVE:                  $115,983
   OTHER RESERVE(1):                          $42,185
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:                     Yes
   REPLACEMENT RESERVE:                       $3,612
HOLDBACK RESERVE:                             $5,500,000
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

(1)   Represents five months of earthquake insurance premium.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $67,500,000
CUT-OFF DATE LTV:                             79.9%
MATURITY DATE LTV:                            74.5%
UNDERWRITTEN DSCR:                            1.20x
INTEREST ONLY DSCR(1):                        1.45x
MORTGAGE RATE(2):                             5.652%
--------------------------------------------------------------------------------

(1)   Underwritten DSCR during partial Interest Only Period.

(2)   The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Retail
PROPERTY SUB-TYPE:                            Anchored
LOCATION:                                     Temecula, California
YEAR BUILT/RENOVATED:                         1989/NAP
NET RENTABLE SQUARE FEET:                     293,331
CUT-OFF BALANCE PER SF:                       $230
OCCUPANCY AS OF 06/30/2006(1):                85.1%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Premier Centers
                                              Management, Inc.
UNDERWRITTEN NET CASH FLOW:                   $5,612,434
APPRAISED VALUE:                              $84,500,000
--------------------------------------------------------------------------------

(1)   The leased space as of June 30, 2006 is 91.1%.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                         FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------

                                        FULL YEAR        FULL YEAR        ANNUALIZED
                                      (12/31/2004)     (12/31/2005)      (6/30/2006)      UNDERWRITTEN
                                      -------------   ---------------   --------------   ---------------

Effective Gross Income.............      $5,411,446        $6,720,374       $7,254,256        $8,062,110
Total Expenses.....................      $2,008,076        $2,254,637       $2,103,882        $2,267,473
Net Operating Income (NOI).........      $3,403,370        $4,465,737       $5,150,374        $5,794,637
Cash Flow (CF).....................      $2,923,284        $4,034,542       $5,025,745        $5,612,434
DSCR on NOI........................           0.73x             0.95x            1.10x             1.24x
DSCR on CF.........................           0.63x             0.86x            1.07x             1.20x
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------------

                                                      TOTAL
                                        RATINGS       TENANT       % OF                   POTENTIAL    % POTENTIAL       LEASE
TOP TENANTS                           MOODY'S/S&P       SF       TOTAL SF    RENT PSF       RENT           RENT       EXPIRATION
-----------                           -----------   ----------   ---------   ---------   -----------   ------------   -----------

24 Hour Fitness....................    Not Rated      35,292       12.0%      $21.29     $  751,367       12.2%       06/30/2021
Home Goods.........................      A3/A         29,082        9.9       $ 8.35        242,835        3.9        11/30/2013
Sav-On.............................     B2/BB-        21,450        7.3       $ 8.55        183,372        3.0        05/31/2009
Estheliques (Paul Mitchell)........    Not Rated      14,031        4.8       $18.82        264,000        4.3        04/24/2010
                                                      ------       -----                 ----------       ----
TOTAL..............................                   99,855       34.0%                 $1,441,574       23.3%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------------

                                      # OF LEASES    EXPIRING      % OF      CUMULATIVE   CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION                     EXPIRING         SF       TOTAL SF     TOTAL SF     OF TOTAL SF      EXPIRING
------------------                    -----------   ----------   ---------   ----------   -------------   ------------

2006.............................          1             1,167       0.4%        1,167           0.4%     $   22,066
2007.............................         10            31,227      10.6        32,394          11.0%     $  610,214
2008.............................         10            21,215       7.2        53,609          18.3%     $  473,246
2009.............................         28            77,741      26.5       131,350          44.8%     $1,675,073
2010.............................         11            32,240      11.0       163,590          55.8%     $  816,652
2012.............................          2             4,900       1.7       168,490          57.4%     $   98,885
2013.............................          1            29,082       9.9       197,572          67.4%     $  242,835
2014.............................          3             6,630       2.3       204,202          69.6%     $  232,806
2015.............................          4             7,262       2.5       211,464          72.1%     $  239,818
2016.............................          3            13,413       4.6       224,877          76.7%     $  359,144
2021.............................          1            35,292      12.0       260,169          88.7%     $  751,367
MTM..............................          2             7,142       2.4       267,311          91.1%     $  224,944
Vacant...........................         --            26,020       8.9       293,331         100.0%     $  429,247
                                         ----          -------     ------
TOTAL............................         76           293,331     100.0%
----------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 34.0% of the total net rentable square feet, are:

o   24 HOUR FITNESS (not rated) occupies 35,292 square feet (12.0% of square feet, 12.2% of rental income) under a new 15-year lease expiring on June 30,
    2021. The rental rate per square foot of $21.29 increases by 12% every 60 lease months during the initial lease term and during the three 5-year option periods. 24 Hour Fitness is the world's largest privately owned and operated fitness center chain. 24 Hour Fitness operates 360 fitness centers located in 16 states and three countries in Asia with more than 3.0 million members. 24 Hour Fitness has five types of clubs: Express, Active, Sport,
    Super-Sport and Ultra-Sport. The Temecula Town Center Mortgaged Property
    facility is an Active club, which offers group exercise in an aerobic room, cardio equipment, weight equipment, locker room and shower, personal training, pro shop and kid's club.

o   HOMEGOODS (TJX Companies Inc., NYSE: "TJX") (rated "A3" by Moody's and "A"
    by S&P) occupies 29,082 square feet (9.9% of square feet, 3.9% of rental income) under a ten-year lease expiring on November 30, 2013. The rental rate per square foot of $8.35 is constant during the initial lease term.
    There are four 5-year options to renew the lease with the rental rate per square foot increasing to $8.85, $9.35, $9.85 and 10.35, respectively.
    HomeGoods is also required to pay percentage rent equal to 2% of sales over the sales breakpoint of $12,868,785 ($443 per square foot). HomeGoods is an off-price home fashions store, providing a large selection of quality brand name and designer home fashions and accessories at prices 20-60% less than specialty and department store prices. HomeGoods is an operating division of
    TJX Companies. TJX Companies operates 799 TJ Maxx, 715 Marshalls, 251
    HomeGoods, 152 AJ Wright and 35 Bob's Stores in the United States, 174
    Winners and 58 HomeSense stores in Canada, and 198 TK Maxx stores in Europe.
    TJX Companies employs approximately 119,000 people. As of the fiscal year ended January 28, 2006, TJX Companies reported revenue of approximately
    $16.1 billion, net income of $690.4 million, liquidity of $465.6 million and stockholder equity of $1.9 billion

o   SAV-ON DRUGS (Supervalu Inc., NYSE: "SVU") (rated "B2" by Moody's and "BB-"
    by S&P) occupies 21,450 square feet (7.3% of square feet, 3.0% of rental income) under a 20-year lease expiring on May 31, 2009. The rental rate per square foot of $8.55 is constant during the initial lease term and during the three 5-year option periods. Sav-on Drugs is also required to pay percentage rent equal to 1.5% of sales over the sales breakpoint of
    $9,168,600 ($427 per square foot). Sav-on Drugs is an operating division of
    Supervalu, the third largest grocery retailer in the United States.
    Supervalu operates as a food and drug retailer. Food store brand names include Acme, Albertson's, Bigg's, Bristol Farms, Cub Foods, Farm Fresh,
    Hornbacher's, Jewel, Scott's, Shaw's, Shop N Save, Shoppers Food and
    Pharmacy, and Sunflower Market. Drug store brand names include Osco, Sav-on and Supervalu. Supervalu operates approximately 2,500 stores and employs approximately 52,000 people. As of the fiscal year ended February 25, 2006,
    Supervalu reported revenue of approximately $19.9 billion, net income of
    $206.2 million, liquidity of $686.1 million and stockholder equity of $2.6 billion.

o   PAUL MITCHELL (not rated) occupies 14,031 square feet (4.8% of square feet,
    4.3% of rental income) under a five-year lease expiring on April 24, 2010.
    The rental rate per square foot of $18.82 is constant during the initial lease term. There is one five-year option to renew the lease with the rental rate per square foot increasing annually by 3%. Paul Mitchell launched a professional hair care system in 1980, and today Paul Mitchell produces more than 90 products sold through 25 domestic distributors to approximately
    90,000 hair salons in the United States. Paul Mitchell has also built an educational network including ten Paul Mitchell Schools around the country.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o   The Temecula Town Center Mortgage Loan is a $67.5 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail center located in Temecula, Riverside County, California. The Temecula Town Center Mortgage
    Loan is interest only for the first five years of the loan term, matures on
    April 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.652%.

THE BORROWER:

o   The Temecula Town Center Borrower is Lakha Properties -- Temecula TC, LLC, a
    Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Temecula Town
    Center Borrower's legal counsel has delivered a non-consolidation opinion.
    Equity ownership is held 61% by Lakha Properties -- Temecula I, LLC and 39%
    by Lakha Properties -- Temecula II, LLC, both of which are Washington limited liability companies. Through a series of intermediate ownership levels, equity ownership is eventually held by Amin S. Lakha, the borrower principal.

o   Mr. Lakha has over 15 years of commercial real estate experience focusing on investment and redevelopment on the West Coast and Northwestern United
    States.

THE PROPERTY:

o   The Temecula Town Center Mortgaged Property consists of a fee simple interest in an anchored retail center consisting of 14 one-story buildings built in 1989. The improvements contain a total of 293,331 net rentable square feet and are situated on 34.29 acres. The anchor tenants are 24 Hour
    Fitness, HomeGoods, Sav-on Drugs and Paul Mitchell, which together occupy
    36.8% of the total square feet. In addition to the anchor tenants, the
    Temecula Town Center Mortgaged Property is currently occupied by approximately 70 non-anchor tenants ranging in size from 566 to 8,794 square feet, which together occupy 55.5% of the total square feet. The Temecula
    Town Center Mortgaged Property is shadow anchored by Vons and Target, which are separately owned, non-collateral tenants.

o   The Temecula Town Center Mortgaged Property is located in the southwest part of Riverside County in southern California approximately 3/4-mile north of downtown Temecula and is part of the Inland Empire retail market. Population within a one, three and file-mile radius of the Temecula Town Center
    Mortgaged Property is 15,062, 59,612, and 129,991, respectively. Average household income within a one, three and file-mile radius of the Temecula
    Town Center Mortgaged Property is $58,990, $80,476 and $82,288,
    respectively.

o   The Temecula Town Center Borrower is generally required at its sole cost and expense to keep the Temecula Town Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   Premier Centers Management, Inc. manages the Temecula Town Center Mortgaged
    Property. Premier Centers Management, Inc., a Temecula Borrower related entity founded in 1991 and headquartered in Bellevue, Washington, currently manages four commercial real estate properties containing approximately
    400,000 square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   The Temecula Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed a subordination/intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Temecula Mortgage Loan, results in a maximum loan-to-value ratio greater than 85% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing 12-month basis)
    less than 1.10x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Temecula Mortgage
    Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              TEMECULA TOWN CENTER

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bear Stearns
LOAN PURPOSE:                                 Acquisition
ORIGINAL PRINCIPAL BALANCE:                   $62,800,000
FIRST PAYMENT DATE:                           August 1, 2006
TERM/AMORTIZATION:                            60/0 months
INTEREST ONLY PERIOD:                         60 months
ANTICIPATED REPAYMENT DATE(1):                July 1, 2011
EXPECTED ARD BALANCE:                         $62,800,000
BORROWING ENTITY:                             CRE JV Five Branch
                                              Holdings LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION(2):                           Lockout/Defeasance:
                                              56 payments
                                              Open: 4 payments
UP-FRONT RESERVES:
   DEBT SERVICE RESERVE:                      $337,391
   ENVIRONMENTAL RESERVE:                     $3,587,500
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(3):                  Springing
   REPLACEMENT RESERVE(4):                    Springing
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

(1)   After the anticipated repayment date, the loan will hyper-amortize and have a final maturity date of July 1, 2036.

(2)   The borrower may prepay up to $6,280,000 of the loan amount at any time, subject to payment of a yield maintenance charge based upon the greater of
      (i) a treasury-flat make-whole formula which shall be set forth in the loan documents and (ii) with respect to (a) the first $1,000,000, 1.5% of the principal prepaid and (b) the remainder at 3% of the principal amount prepaid through and including June 28, 2008 and 1.5% thereafter. As additional consideration associated with any prepayment, the borrower shall also pay all interest which would have been earned on the loan during the applicable month had the prepayment not occurred.

(3)   Tax reserves are not required so long as (i) the sole tenant at each property is obligated to pay property taxes per its lease; (ii) no event of default exists; (iii) borrower has delivered to lender evidence that such property taxes have been paid; and (iv) the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and Moody's. Insurance reserves are not required so long as (i) the sole tenant at each property is obligated to pay property insurance per its lease; (ii) no event of default exists; (iii) borrower has delivered to lender evidence that such property insurance premiums have been paid; and
      (iv) the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and Moody's.

(4)   Replacement reserves are not required so long as (i) the sole tenant at each property is obligated to perform all property maintenance per its lease; (ii) no event of default exists; (iii) borrower has delivered to lender evidence that such property maintenance has been performed; and
      (iv) the senior unsecured credit rating of the tenant remains "BBB" (or equivalent) or better by S&P, Fitch and Moody's.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $62,800,000
CUT-OFF DATE LTV:                             74.1%
ARD LTV:                                      74.1%
UNDERWRITTEN DSCR:                            1.31x
MORTGAGE RATE:                                6.239%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Retail
PROPERTY SUB-TYPE:                            Anchored
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various/Various
NET RENTABLE SQUARE FEET:                     237,172
CUT-OFF BALANCE PER SF:                       $264.79
OCCUPANCY AS OF 10/01/2006:                   100.0%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Borrower/Owner Managed
U/W NET CASH FLOW:                            $5,189,447
APPRAISED VALUE:                              $84,700,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                    UNDERWRITTEN
                                                                   -------------
Effective Gross Income...................................             $5,510,054
Total Expenses...........................................             $  165,302
Net Operating Income (NOI)...............................             $5,344,752
Cash Flow (CF)...........................................             $5,189,447
DSCR on NOI..............................................                  1.35x
DSCR on CF...............................................                  1.31x

----------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------
                                   RATINGS          TOTAL       % OF       RENT      POTENTIAL   % POTENTIAL       LEASE
TOP TENANTS(2)                FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF      PSF        RENT          RENT      EXPIRATION(3)
---------------               -----------------  -----------  ---------  ---------  -----------  ------------  -------------

Charter One Bank...........      AA/Aa2/AA-        127,538      53.8%     $28.12    $3,586,934       63.8%      06/30/2011
Citizens Bank..............      AA/Aa2/AA-        109,634      46.2%     $18.57    $2,035,570       36.2       07/31/2011
                                                   -------     ------               ----------      -----
TOTAL......................                        237,172     100.0%               $5,622,504      100.0%
----------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Fitch/Moody's/S&P) and unless otherwise stated. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Charter One Bank was acquired by Citizens Financial Group, the parent company of Citizens Bank, on August 31, 2004. Citizens Financial Group is
      a wholly owned subsidiary of Royal Bank of Scotland.

(3)   There are four, 5-year renewal options for each property. The Lockport,
      Illinois property is a Charter One Bank with a lease expiration of July
      31, 2011.

--------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------------
                                 # OF LEASES      EXPIRING      % OF     CUMULATIVE     CUMULATIVE       BASE RENT
YEAR OF EXPIRATION                EXPIRING           SF       TOTAL SF    TOTAL SF     % OF TOTAL SF     EXPIRING
------------------            -----------------  -----------  ---------  -----------   -------------   -------------

2011.................                52              237,172    100.0%    237,172           100.0%        $5,622,504
Vacant...............                --                    0      0.0     237,172           100.0%        $        0
                                     --                   --       --
                                    ---              -------    -----
TOTAL................                52              237,172    100.0%
--------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The sole tenant in each of the fifty-two properties, representing 100.0% of the total net rentable square feet, is:

o   CHARTER ONE BANK (rated "AA" by Fitch, "Aa2" by Moody's and "AA-" by S&P)
    leases a total of 127,538 square feet (53.8% of square feet, 63.8% of income) under 30 separate leases each with an expiration date of June 30,
    2011 (with the exception of one property which has an expiration date of
    July 31, 2011). The average rental rate per square foot is $28.12. Charter
    One Bank operates 474 branches and more than 800 ATMs in Illinois, Indiana,
    Michigan and Ohio. Charter One Bank was acquired by Citizens Financial
    Group, the parent company of Citizens Bank, on August 31, 2004. Citizens
    Financial Group is headquartered in Providence, Rhode Island and has more than 1,600 branches, 26,000 employees in a 13-state retail branch network.
    Citizens Financial Group reported 2005 year-end assets of $159 billion.
    Citizens Financial Group is a wholly owned subsidiary of Royal Bank of
    Scotland (NYSE: "RBS-PP"; rated "AA" by Fitch, "Aa2" by Moody's and "AA-" by
    S&P). As of June 30, 2005, the FDIC reported that the thirty Charter One
    Banks had an average market share of 18.6%, with average deposit holdings of
    $65.8 million.

o   CITIZENS BANK (rated "AA" by Fitch, "Aa2" by Moody's and "AA-" by S&P)
    leases a total of 109,634 square feet (46.2% of square feet, 36.2% of income) under 22 separate leases each with an expiration date of July 31,
    2011. The average rental rate per square foot is $18.57. Citizens Bank is a wholly owned subsidiary of Citizens Financial Group. As of June 30, 2005, the FDIC reported that the twenty-two Citizens Banks had an average market share of 31.5%, with average deposit holdings of $62.3 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF PROPERTIES
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   % OF
                                                                                                              TOTAL PORTFOLIO
                                                                              NET              ALLOCATED       (BY ALLOCATED
                                                                            RENTABLE  YEAR    CUT-OFF LOAN     CUT-OFF LOAN
PROPERTY ADDRESSES                                 CITY             STATE    AREA     BUILT      AMOUNT           AMOUNT)
-------------------------------------------   -------------------   -----   --------  -----   -------------   ---------------

11275 Allen Road ..........................   Southgate               MI      9,721    1980   $ 4,260,000           6.8%
2500 West Maple ...........................   Bloomfield Hills        MI      5,501    1945     2,490,000           4.0
8715 Mentor Avenue ........................   Mentor                  OH      9,759    1958     2,250,000           3.6
25350 Ford Road ...........................   Dearborn Heights        MI      4,260    1980     2,190,000           3.5
44 North Adams Road .......................   Rochester Hills         MI      4,500    1985     2,025,000           3.2
21800 Greater Mack ........................   Saint Clair Shores      MI      6,200    1975     1,995,000           3.2
40 Union Square ...........................   Somerville              MA      5,000    1900     1,980,000           3.2
14600 West Fort Street ....................   Southgate               MI      4,018    1970     1,800,000           2.9
1103 East 9th Street ......................   Lockport                IL      5,250    2000     1,650,000           2.6
18-20 Washington Avenue ...................   Endicott                NY      9,600    1980     1,650,000           2.6
264-266 Genesee Street ....................   Utica                   NY      9,750    1950     1,600,000           2.5
Union and Meadow Avenues ..................   Newburgh                NY      6,384    1972     1,575,000           2.5
568-572 Columbia Road .....................   Dorchester              MA     13,847    1920     1,500,000           2.4
364 Main Street ...........................   Beacon                  NY      6,936    1970     1,500,000           2.4
105 Main Street ...........................   Belleville              MI      3,912    1980     1,460,000           2.3
23011 Woodward Avenue .....................   Ferndale                MI      4,200    1965     1,400,000           2.2
28455 Schoenherr Road .....................   Warren                  MI      4,636    1975     1,390,000           2.2
690 Richmond Road .........................   Richmond Heights        OH      3,622    2001     1,340,000           2.1
26000 Gratiot Avenue ......................   Roseville               MI      4,200    1975     1,290,000           2.1
2175 Warrensville Center ..................   University Heights      OH      2,550    1994     1,200,000           1.9
2225 18 Mile Road .........................   Sterling Heights        MI      2,898    1980     1,200,000           1.9
35 South State Street .....................   Girard                  OH      7,200    1977     1,125,000           1.8
147 Main Street & 52 Rogers Road Parking ..   Gloucester              MA      6,579    1976     1,110,000           1.8
3024 Navarre Avenue .......................   Oregon                  OH      5,440    1980     1,050,000           1.7
37 Bay Street .............................   Glens Falls             NY      4,935    1950     1,040,000           1.7
20 Main Street ............................   Burgettstown            PA      5,551    1921     1,025,000           1.6
19307 Mack Avenue .........................   Grosse Pointe Woods     MI      3,000    1970     1,000,000           1.6
26 Central Square .........................   East Boston             MA      3,000    1950       950,000           1.5
100 West Main Street ......................   Zelienople              PA      4,864    1940       925,000           1.5
23300 Lake Shore Boulevard ................   Euclid                  OH      3,300    1971       915,000           1.5
25290 Lorain Road .........................   North Olmsted           OH      2,858    2002       900,000           1.4
61 Shunpike Road ..........................   Cromwell                CT      3,054    1970       900,000           1.4
33 Coliseum Avenue ........................   Nashua                  NH      3,668    1980       900,000           1.4
26681 Hoover Road .........................   Warren                  MI      2,973    1975       890,000           1.4
1299 Columbia Road ........................   Westlake                OH      2,986    1985       855,000           1.4
1420 Massachusetts Avenue .................   Arlington Heights       MA      2,300    1979       855,000           1.4
365 East 200 Street .......................   Euclid                  OH      2,700    1975       850,000           1.4
3033 East Main Road .......................   Portsmouth              RI      3,900    1979       850,000           1.4
4 East Washington Street ..................   Chagrin Falls           OH      3,200    1960       825,000           1.3
One Constitution Way ......................   Somersworth             NH      5,190    1963       825,000           1.3
156 East Main Street ......................   Clinton                 CT      2,808    1960       780,000           1.2
602 Main Street ...........................   Toledo                  OH      3,800    1954       675,000           1.1
411 Dover Center Road .....................   Bay Village             OH      2,400    1978       675,000           1.1
22591 Lorain Road .........................   Fairview Park           OH      2,400    1982       670,000           1.1
117 Montcalm Street .......................   Ticonderoga             NY      3,792    1938       670,000           1.1
21500 Grand River .........................   Detroit                 MI      3,465    1965       650,000           1.0
20222 Plymouth Road .......................   Detroit                 MI      3,158    1960       590,000           0.9
84 Pearl Street ...........................   Essex Junction          VT      2,120    1984       580,000           0.9
395 Whalley Avenue ........................   New Haven               CT      2,000    1950       550,000           0.9
10641 Joy Road ............................   Detroit                 MI      3,431    1950       525,000           0.8
16 Railroad Avenue ........................   Plainfield              CT      2,856    1980       500,000           0.8
Junction Route 9 & 125 ....................   Barrington              NH      1,500    1977       400,000           0.6
                                                                            -------           -----------         -----
TOTAL: ....................................                                 237,172           $62,800,000         100.0%
-----------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Citizens Bank Portfolio Mortgage Loan is a $62.8 million, five-year loan secured by cross-collateralized, cross-defaulted first mortgages on 52 bank branch properties located in 10 states throughout the United States. The
    Citizens Bank Portfolio Mortgage Loan is interest-only for the first 60 months and has an anticipated repayment date of July 1, 2011. After the anticipated repayment date, the Citizen Bank Portfolio Mortgage Loan will hyper-amortize and have a final maturity date of July 1, 2036.

THE BORROWER:

o   The Citizens Bank Portfolio Borrower, CRE JV Five Branch Holdings LLC, is a
    Delaware limited liability company and single purpose entity with at least two independent directors for which a non-consolidation opinion has been provided by the Citizens Bank Portfolio Borrower's counsel.

o   The sponsors of the Citizens Bank Portfolio Mortgage Loan are a joint venture between American Financial Realty Trust ("AFR") and Dillon Reed, a
    wholly owned subsidiary of UBS. The borrower is 99% controlled by AFR, a real estate investment trust, which was formed in 2002 to acquire and operate properties leased primarily to regulated financial institutions. As of March 31, 2006, AFR's real estate assets included 1,149 properties (470 office buildings totaling 32.5 million square feet and 679 bank branches totaling 4.7 million square feet) located in 39 states and the District of
    Columbia. As of June 30, 2006, AFR reported total assets of over $4.3 billion and owners' equity of over $836 million.

THE PROPERTIES:

o   The properties consist of the fee simple interest in 52 bank branch properties (22 Citizens Bank branches and 30 Charter One Bank branches)
    located in 10 states throughout the United States. A retail bank branch generally consists of a free standing building that has a bank as the main or sole tenant. Many have a drive-thru that permits customers to perform their banking activities with either a bank teller or an ATM machine without getting out of their car. The vaults, secure teller windows and other customary security installations and banking equipment typically require significant capital expenditures to install, making bank branches a specialty-use retail property.

o   Across the 52 property portfolio, the average number of households and household income within a five-mile radius of each property is approximately
    84,975 and over $67,000, respectively. Based on FDIC publications as of June
    2005, the average deposit level for the Citizens Bank Portfolio bank branches was $64.3 million which was approximately 33% higher than the average competing branches in each market. Additionally, as of June 2005 the
    FDIC website indicated that the Citizens Bank Portfolio bank branches had an average of 24.1% of the market share in each respective market. Despite ongoing consolidation in the banking industry, according to the FDIC, total bank branches in the United States has increased from 76,986 as of December
    31, 2000 to 84,710 as of June 30, 2006.

PROPERTY MANAGEMENT:

o   Borrower/Owner Managed (First States Management, an affiliate of AFR, may be appointed based on lender pre-approval).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

RELEASE OF PROPERTIES:

o   The Citizens Bank Portfolio Borrower is permitted to obtain a release of any mortgaged property during the term of the Citizens Bank Portfolio Mortgage
    Loan, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, payment of a release price of at least 115% of the allocated loan amount and satisfaction of certain loan-to-value and debt service coverage ratio requirements. The debt service coverage ratio immediately after the release must be greater than or equal to the Release DSCR (as defined in the loan documents) (initially 1.30x).
    The loan-to-value immediately after the release must be less than or equal to the Loan to Value Percentage (as defined in the loan documents)
    (initially 75%).

SUBSTITUTION OF PROPERTIES:

o   The borrower is permitted substitutions (no more than 10% of the Citizens
    Bank Portfolio Mortgage Loan amount during any 12-month period and no more than 30% of the Citizens Bank Portfolio Mortgage Loan amount during the loan term) with replacement properties that are similar in property type, lease terms and tenant credit if: (i) the debt service coverage ratio of the portfolio, after giving effect to the substitution, is not less than the
    DSCR immediately before the substitution; (ii) the appraised value of the substitute property will be equal to or greater than the appraised value of the substituted property; (iii) delivery of acceptable environmental and engineering reports; (iv) if the replacement property is a single tenant property, the lease must be comparable to current property's lease, the new tenant must have at least the lesser of "AA" (or equivalent) rating or comparable credit quality as the substituted property's tenant; (v) delivery of acceptable legal opinions; and (vi) confirmation from the rating agencies of no withdrawal, qualification or downgrade of the then-current ratings of the certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                             CITIZENS BANK PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Acquisition
ORIGINAL PRINCIPAL BALANCE:                   $57,525,000
FIRST PAYMENT DATE:                           October 1, 2006
TERM/AMORTIZATION:                            120/0 months
INTEREST ONLY PERIOD:                         120 months
MATURITY DATE:                                September 1, 2016
EXPECTED MATURITY BALANCE:                    $57,525,000
BORROWING ENTITY:                             RREEF America REIT III
                                              Corp. JJ
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout: 24 payments
                                              GRTR 1% PPMT or
                                              Yield Maintenance:
                                              92 payments
                                              Open: 4 payments
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $57,525,000
CUT-OFF DATE LTV:                             63.7%
MATURITY DATE LTV:                            63.7%
UNDERWRITTEN DSCR:                            1.35x
MORTGAGE RATE:                                5.900%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Retail
PROPERTY SUB TYPE:                            Anchored
LOCATION:                                     West Orange, New Jersey
YEAR BUILT/RENOVATED:                         1957/2000
NET RENTABLE SQUARE FEET:                     351,430
CUT-OFF BALANCE PER SF:                       $164
OCCUPANCY AS OF 08/31/2006:                   98.6%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Onyx Management Group,
                                              LLC and RREEF
                                              Management Company
UNDERWRITTEN NET CASH
  FLOW:                                       $4,640,141
APPRAISED VALUE:                              $90,300,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------

                                              FULL YEAR     FULL YEAR      ANNUALIZED
                                            (12/31/2004)   (12/31/2005)   (04/30/2006)  UNDERWRITTEN
                                            ------------   ------------   ------------  ------------

Effective Gross Income....................   $7,583,543     $7,762,591     $7,990,471     $8,269,028
Total Expenses............................   $3,204,301     $3,242,349     $3,624,070     $3,401,211
Net Operating Income (NOI)................   $4,379,242     $4,520,242     $4,366,401     $4,867,817
Cash Flow (CF)............................   $4,379,242     $4,520,242     $4,366,401     $4,640,141
DSCR on NOI...............................        1.27x          1.31x          1.27x          1.41x
DSCR on CF................................        1.27x          1.31x          1.27x          1.35x
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------

                              RATINGS        TOTAL       % OF                   POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                 MOODY'S/S&P    TENANT SF   TOTAL SF    RENT PSF       RENT          RENT       EXPIRATION
-----------                 -----------    ---------   --------    --------     ----------   -----------   ----------

Macy's..................     Baa1/BBB        91,000      25.9%      $ 3.49      $  317,590        5.7%     01/28/2016
ShopRite................     Not Rated       67,000      19.1       $14.38         963,125       17.4      08/31/2030
AMC Theater.............       B3/B          43,500      12.4       $33.00       1,435,500       25.9      10/31/2012
Sears...................      Ba1/BB+        28,586       8.1       $14.30         408,780        7.4      10/31/2014
                                            -------      ----                   ----------       ----
TOTAL...................                    230,086      65.5%                  $3,124,995       56.4%
---------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------

                                    # OF LEASES   EXPIRING      % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION                    EXPIRING       SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------                  -----------   --------    --------   ----------   -------------   ----------

2007 .........................            3         9,428       2.7%        9,428          2.7%       $  194,320
2008 .........................            4        23,321       6.6        32,749          9.3%       $  495,275
2009 .........................            3         7,145       2.0        39,894         11.4%       $  165,391
2010 .........................            3        13,242       3.8        53,136         15.1%       $  299,038
2011 .........................            3        17,660       5.0        70,796         20.1%       $  301,686
2012 .........................            5        54,777      15.6       125,573         35.7%       $1,681,736
2013 .........................            3        20,949       6.0       146,522         41.7%       $  260,982
2014 .........................            2        29,904       8.5       176,426         50.2%       $  445,684
2015 .........................            1         4,203       1.2       180,629         51.4%       $  100,872
2016 .........................            2        96,665      27.5       277,294         78.9%       $  486,124
2030 .........................            1        67,000      19.1       344,294         98.0%       $  963,125
Police Substation ............            1           373       0.1       344,667         98.1%       $       --
MTM ..........................            1         1,879       0.5       346,546         98.6%       $   43,217
Vacant .......................           --         4,884       1.4       351,430        100.0%       $  107,448
                                         --       -------     -----
TOTAL ........................           32       351,430     100.0%
----------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 65.5% of the total net rentable square feet, are:

o   MACY'S (Federated Department Stores, NYSE: "FD") (rated "Baa1" by Moody's and "BBB" by S&P) occupies 91,000 square feet (25.9% of square feet, 5.7% of rental income gross potential rent) under a 10-year lease expiring on
    January 1, 2016. The tenant has exercised all of its three renewal options.
    The current rental rate is a percentage rent of 3% of gross sales up to
    $2,500,000 and 2.5% of gross sales over $2,500,000. Federated Department
    Stores, Inc., a retail organization, operates department and retail stores.
    It offers various merchandise, including men's, women's, and children's apparel and accessories; cosmetics; home furnishings; and other consumer goods. As of June 6, 2006, Macy's operated approximately 850 retail stores in 45 states, the District of Columbia, Guam and Puerto Rico under the names of Macy's, Bloomingdale's, Famous-Barr, Filene's, Foley's, Hecht's,
    Kaufmann's, L.S. Ayres, Marshall Field's, Meier & Frank, Robinsons-May,
    Strawbridge's, and The Jones Store. Federated Department Stores was founded in 1820 and is based in Cincinnati, Ohio. According to 2005 year end financial reports dated January 28, 2006, Macy's reported $248 million liquidity and $13.5 billion stockholder equity. Annualized sales for the six-month period ending June 30, 2006 were $235 per square foot.

o   SHOPRITE (Wakefern Food Corporation) occupies 67,000 square feet (19.1% of square feet, 17.4% of rental income) under a 30-year lease expiring on
    August 1, 2030 with two 5-year renewal options. The current rental rate per square foot of $14.38 increases 5% every five years of the initial lease term and during each renewal period. ShopRite is required to pay percentage rent of 1.25% of gross sales of the preceding year. Wakefern Food
    Corporation is one of the largest retailer-owned supermarket cooperatives in the United States. The ShopRite co-op is now owned by 38 independent grocers who operate more than 200 ShopRite supermarkets/pharmacies in seven eastern states. Annualized sales for the six-month period ending June 30, 2006 were
    $1,155 per square foot.

o   AMC THEATRE (AMC Entertainment, Inc.) (rated "B3" by Moody's and "B" by S&P)
    occupies 43,500 square feet (12.4% of square feet, 25.9% of rental income)
    under a 15-year lease expiring October 1, 2012 with two 5-year renewal options. The current rental rate per square foot of $31.00 increases by
    $2.00 per square foot every five years including the renewal periods. AMC
    Theater is required to pay a percentage rent equal to 7.5% of gross sales in excess of the annual rent. AMC Entertainment, Inc. is the second largest movie theater chain in the United States with approximately 415 theaters that house over 5,500 screens. Approximately three quarters of these theaters are multiplexes (units with more than 14 screens and stadium seating). AMC Entertainment, Inc.'s theaters can be found in approximately
    30 states and the District of Columbia, as well as in Canada, Europe, Asia and South America. Earlier this year, AMC Entertainment, Inc. merged with
    Loews Cineplex Entertainment Corporation. In 2005 AMC Entertainment, Inc.
    had sales of $1.8 billion and a net income of $70.6 million. Annualized sales for the six-month period ending June 30, 2006 were $540,777 per screen.

o   SEARS HARDWARE (Sears Holdings Corp., NASDAQ: "SHLD") (rated "Ba1" by
    Moody's and "BB+" by S&P) occupies 28,586 square feet (8.1% of square feet,
    7.4% of rental income) under a 15-year lease expiring on October 1, 2014 with three 5-year renewal options. The current rental rate per square foot of $14.30 increases 10% every five years during the initial term of the lease, 10% for the first renewal period and 15% for the second and third renewal periods. Sears Hardware is a subsidiary of Sears Holdings
    Corporation. Sears Holdings Corporation operates as a retailer in the United
    States and Canada. Sears operates full-line stores that offer an array of products, including home appliances, consumer electronics, tools, fitness, lawn and garden equipment, automotive services and products, such as tires and batteries, and home fashion products, as well as apparel, footwear, health, beauty, pantry, household products and toys. The Kmart segment operates stores that offer general merchandise, including products sold under labels, such as Jaclyn Smith, Joe Boxer and Martha Stewart Everyday, as well as in-store pharmacies. Sears operates approximately 3,900 full-line and specialty retail stores in the United States and Canada and employs approximately 355,000 people. As of the fiscal year ended January 28, 2006,
    Sears Holdings Corporation reported revenue of approximately $49.1 billion, net income of $858.0 million and stockholder equity of $11.6 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Essex Green Shopping Center Mortgage Loan is a $57.5 million, ten-year fixed rate loan secured by a first mortgage on a retail shopping center located in West Orange, Essex County, New Jersey. The Essex Green Shopping
    Center Mortgage Loan is interest only for the entire loan term and matures on September 1, 2016 and accrues interest at an annual rate of 5.900%.

THE BORROWER:

o   The Essex Green Shopping Center Borrower is RREEF America REIT III Corp. JJ,
    a Maryland corporation, and single purpose bankruptcy remote entity with at least one independent director for which the Essex Green Shopping Center legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by RREEF America REIT III, Inc., a Maryland corporation and borrower sponsor, located in Chicago, Illinois.

o   RREEF America L.L.C. serves as a real estate investment advisor to RREEF
    America REIT III, Inc. and its North American group, RREEF North America, is the real estate and infrastructure division of Deutsche Bank AG in the
    United States. RREEF America L.L.C. is a full service real estate investment advisor established in 1975 to provide institutions with real estate expertise. RREEF America L.L.C. currently manages over $27.5 billion in assets and has a small group of partners who average 23 years of real estate experience who make all the investment decisions. According to the financial reports dated March 31, 2006, the real estate investment trust reports a
    $17.44 million liquidity and real estate investments of $2,055,383,000.

THE PROPERTY:

o   The Essex Green Shopping Center Mortgaged Property consists of a fee simple interest in a retail shopping center built in 1957 and most recently renovated in 2000. The collateral improvements contain a total of 351,430 net rentable square feet and are situated on 33.60 acres. The Essex Green
    Shopping Center is occupied by 32 tenants and anchored by Macy's, ShopRite,
    AMC Theatre and Sears.

o   The Essex Green Shopping Center Mortgaged Property is located 15 miles west of New York City in West Orange, New Jersey at the interchange of I-280 and
    Prospect Avenue about 10 miles west of The New Jersey Turnpike (I-95).
    Population within a one-, three- and five-mile radius of the Essex Green
    Shopping Center Mortgaged Property is 8,530, 165,063 and 557,210,
    respectively. Average household income within a one-, three- and five-mile radius of the Essex Green Shopping Center Mortgaged Property is $119,560,
    $89,042 and $80,801, respectively.

o   The Essex Green Shopping Center Borrower is generally required at its sole cost and expense to keep the Essex Green Shopping Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a "special cause of loss" form of insurance policy.

PROPERTY MANAGEMENT:

o   Onyx Management Group, LLC manages the Essex Green Shopping Center Mortgaged
    Property. Onyx Management Group, LLC is headquartered in Woodbridge, New
    Jersey, and was founded in 1990 and offers a real estate services including brokerage, management, and technology to its clients.

COLLATERAL RELEASE:

o   The release of the Macy's store upon payment of a release price of 110% of the "Release Price" (as defined in the related loan documents), with the continuing requirement for a minimum interest only debt service coverage ratio of 1.20x. In January 2006, Macy's exercised its final lease extension option and the Essex Green Shopping Center Borrower anticipates redevelopment of the Macy's store at either the expiration of the Macy's
    Lease, which occurs in January 2016, or at an earlier mutually negotiated time. The Release Price, will be determined at that time, and will be based on the portion of the Essex Green Shopping Center Mortgage Loan allocated to the release parcel and the revised cash flow using the revenue from the tenants on the current rent roll, without any income from the Macys store, which will also include any lower level tenants that will be affected, while still maintaining the minimum interest only debt service coverage of 1.20x with operating expenses adjusted for the reallocation of taxes, common area maintenance charge and other expenses to the remaining collateral property.
    The interest only constant will be based on the actual rate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                           ESSEX GREEN SHOPPING CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Acquisition
ORIGINAL NOTE PRINCIPAL BALANCE:              $55,500,000
FIRST PAYMENT DATE:                           October 1, 2006
TERM/AMORTIZATION:                            120/360 months
INTEREST ONLY PERIOD:                         60 months
MATURITY DATE:                                September 1, 2016
EXPECTED NOTE MATURITY BALANCE:               $51,989,155
BORROWING ENTITY:                             SS Guaynabo, LLC; SS
                                              Ponce, LLC; SS San
                                              Juan, LLC; SS Catano,
                                              LLC
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout/Defeasance:
                                              117 payments
                                              Open: 3 payments
UPFRONT RESERVES:
  TAX/INSURANCE RESERVE:                      Yes
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:                      Yes
  REPLACEMENT RESERVE:                        $2,542
LOCKBOX:                                      Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                         $55,500,000
CUT-OFF DATE LTV:                             69.8%
MATURITY DATE LTV:                            65.4%
UNDERWRITTEN DSCR:                            1.32x
MORTGAGE RATE:                                5.999%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Self Storage
PROPERTY SUB-TYPE:                            Self Storage
NUMBER OF PROPERTIES:                         4
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various/NAP
NUMBER OF UNITS:                              3,589
CUT-OFF BALANCE PER UNIT:                     $15,464
OCCUPANCY AS OF 8/04/2006:                    78.8%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Simply Storage
                                              Development, LLC
UNDERWRITTEN NET CASH FLOW:                   $5,255,313
APPRAISED VALUE:                              $79,460,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------

                                             FULL YEAR      FULL YEAR      FULL YEAR
                                            (02/28/2004)   (02/28/2005)   (02/28/2006)  UNDERWRITTEN
                                            ------------   ------------   ------------  ------------

Effective Gross Income...................    $3,932,869     $4,922,861     $6,310,745    $6,996,317
Total Expenses...........................    $1,134,793     $1,421,540     $1,506,787    $1,690,758
Net Operating Income (NOI)...............    $2,798,076     $3,501,321     $4,803,958    $5,305,559
Cash Flow (CF)...........................    $2,798,076     $3,501,321     $4,803,958    $5,255,313
DSCR on NOI(1)...........................         0.70x          0.88x          1.20x         1.33x
DSCR on CF(1)............................         0.70x          0.88x          1.20x         1.32x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                PROPERTY INFORMATION
--------------------------------------------------------------------------------------------------------------------

                                                                                   % OF
                                                 TOTAL   % OF TOTAL   RENT PER   POTENTIAL                 OWNERSHIP
PROPERTY NAME                        LOCATION    UNITS      UNITS       UNIT       RENT       YEAR BUILT   INTEREST
-------------                        --------    -----   ----------   --------   ---------    ----------   ---------

Puerto Rico Self Storage
 Portfolio -- Santurce ..........    Santurce    1,187        33.1%    $ 201        34.9%        2001        Fee
Puerto Rico Self Storage
 Portfolio -- Catano ............    Catano        961        26.8     $ 194        27.2         2003        Fee
Puerto Rico Self Storage
 Portfolio -- Guaynabo ..........    Guaynabo      862        24.0     $ 189        23.8         1997        Fee
Puerto Rico Self Storage
 Portfolio -- Ponce .............    Ponce         579        16.1     $ 166        14.0         2001        Fee
                                                 -----       -----                 -----
TOTAL ...........................                3,589       100.0%                100.0%
--------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Puerto Rico Self Storage Portfolio Mortgage Loan is a $55.5 million, ten-year fixed rate loan secured by a first mortgage on four self storage facilities located in the Commonwealth of Puerto Rico. The Puerto Rico Self
    Storage Portfolio Mortgage Loan is interest only for the first five years of the loan term, matures on September 1, 2016 and accrues interest at an annual rate of 5.999%.

THE BORROWER:

o   The Puerto Rico Self Storage Portfolio Borrowers are SS Catano, LLC, SS
    Guaynabo, LLC, SS San Juan, LLC and SS Ponce, LLC, all of which are Delaware limited liability companies and single purpose bankruptcy remote entities with at least one independent director for which the Puerto Rico Self
    Storage Portfolio Borrowers' legal counsel has delivered non-consolidation opinions, individually and collectively, jointly and severally, for the
    Puerto Rico Self Storage Portfolio Borrower. Equity ownership of each Puerto
    Rico Self Storage Portfolio Borrower is held 100% by OBTAV Puerto Rico, LLC, a Puerto Rico limited liability company, as the Sole Member. Equity ownership is eventually held 80% by Joe Lewis and 20% by Kurt O'Brien. The borrower principal is Kurt O'Brien.

o   Kurt O'Brien is founder and president of OB Development, a full service real estate company O'Brien started in 1999, that specializes in the development, management, and construction of self storage properties. Joe Lewis owns the
    Duval Corporation and is a majority investor in Tavistock Group, which has interests in more than 100 companies. Mr. Lewis is on the 2006 Forbes list of wealthiest people in the world.

THE PROPERTIES:

o   The Puerto Rico Self Storage Portfolio Mortgaged Properties consist of fee simple interests in four self-storage facilities built in phases from 1997 to 2003. The improvements contain a total of 22 buildings, 3,589 units,
    334,217 net rentable square feet and are situated on a total of 11.52 acres.
    The units range in size from 4 square feet (two feet by two feet) to 800 square feet (twenty feet by forty feet). Of the 3,589 total units, 1,533
    (43%) are standard storage units and 2,056 (57%) are climate-controlled storage units. The average unit size is 93 square feet.

o   Additional improvements consist of a leasing office and the manager's residence. A code-operated access gate and a video surveillance system provide property protection.

o   CATANO SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Catano. The Catano Self Storage Mortgaged Property is a 961-unit self storage facility consisting of one four-story, one two-story, and five one-story buildings built in 2003. The improvements contain a total of
    93,718 net rentable square feet and are situated on 3.18 acres. Additional improvements consist of a 1,200 square foot leasing office and the 1,200 square foot two bedroom/1.5 bath manager's residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o   GUAYNABO SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Guaynabo. The Guaynabo Self Storage Mortgaged Property is a
    862-unit self storage facility consisting of three two-story and six 1-story buildings built in phases from 1997 and 1999 to 2001. The improvements contain a total of 83,082 net rentable square feet and are situated on 3.58 acres. Additional improvements consist of a 400 square foot leasing office and the manager's 1,500 square foot two bedroom/1.5 bath residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o   SANTURCE SELF STORAGE is located in San Juan, Puerto Rico in an area locally known as Santurce. The Santurce Self Storage Mortgaged Property is a
    1,187-unit self storage facility consisting of one four-story building built in phases from 2001 to 2003. The improvements contain 103,950 net rentable square feet and are situated on 1.23 acres. Additional improvements consist of a 900 square foot leasing office and the manager's two bedroom/two bath manager's residence. The buildings are fully sprinklered. A code-operated access front gate and a video surveillance system provide property security.

o   PONCE SELF STORAGE is located in Ponce, Puerto Rico. The Ponce Self Storage
    Mortgaged Property is a 579-unit self storage facility consisting of one three-story and four one-story buildings built in 2001. The improvements contain a total of 53,467 net rentable square feet and are situated on 3.53 acres. Additional improvements consist of a 560 square foot leasing office and the 1,064 square foot two bedroom/one bath manager's residence. The buildings are fully sprinklered. Two code-operated access front gates and a video surveillance system provide property security.

o   The Puerto Rico Self Storage Portfolio Borrower is generally required at its sole cost and expense to keep the Puerto Rico Self Storage Portfolio
    Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o   Simply Storage Management, LLC manages the Puerto Rico Self Storage
    Portfolio Mortgaged Properties. Simply Storage Management, LLC, a Borrower
    related entity founded in 1999 and headquartered in Orlando, Florida, currently manages approximately 3.0 million square feet of self-storage space, 3,000 multifamily units, 100,000 square feet of office space and
    200,000 square feet of retail and industrial space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                       PUERTO RICO SELF STORAGE PORTFOLIO

--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                                  Bank of America
LOAN PURPOSE:                                 Refinance
ORIGINAL NOTE PRINCIPAL BALANCE:              $45,800,000
FIRST PAYMENT DATE:                           October 1, 2006
TERM/AMORTIZATION:                            120/300 months
INTEREST ONLY PERIOD:                         24 months
MATURITY DATE:                                September 1, 2016
EXPECTED NOTE A MATURITY                      $38,820,827
    BALANCE:
BORROWING ENTITY:                             Wicosuta Real Estate
                                              Co., LLC et. al.
INTEREST CALCULATION:                         Actual/360
CALL PROTECTION:                              Lockout: 25 payments
                                              GRTR 1% PPMT or
                                              Yield Maintenance:
                                              92 payments
                                              Open: 3 payments
UPFRONT RESERVES:
  TAX RESERVE:                                Yes
ONGOING MONTHLY RESERVES:
  TAX RESERVE:                                Yes
  REPLACEMENT RESERVE:                        $18,750
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:                                    $49,850,000
NOTE A CUT-OFF DATE BALANCE:                                        $45,800,000
NOTE B CUT-OFF DATE BALANCE:                                         $4,050,000

                                              WHOLE LOAN            WHOLE LOAN
                                              (EXCLUDING            (INCLUDING
                                              NOTE B)(1)            NOTE B)(1)
                                              -----------           ----------
CUT-OFF DATE LTV:                              79.9%(2)              86.9%(3)
MATURITY DATE LTV:                               67.7%                73.5%
UNDERWRITTEN DSCR:                               1.74x                1.54x
MORTGAGE RATE:                                 6.392%(4)            6.695%(5)
--------------------------------------------------------------------------------

(1)   The Note B is not part of the trust fund.

(2)   The Cut-off Date LTV using the going concern appraised value is 64.7%.

(3)   The Cut-off Date LTV using the going concern appraised value is 70.4%.

(4)   The interest rate was rounded to three decimal places and is subject to change prior to pricing.

(5)   The interest rate is rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                                Other
PROPERTY SUB-TYPE:                            Camp
LOCATION:                                     Various
YEAR BUILT/RENOVATED:                         Various/Various
ACRES:                                        1,053
CUT-OFF BALANCE PER SF:                       $43,495
OCCUPANCY AS OF 05/31/2006:                   90.7%
OWNERSHIP INTEREST:                           Fee
PROPERTY MANAGEMENT:                          Borrower/Owner Managed
UNDERWRITTEN NET CASH FLOW:                   $6,328,008
APPRAISED VALUE(1):                           $57,350,000
--------------------------------------------------------------------------------

(1)   The going concern appraised value is $70,800,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income ...........................................   $29,001,968
Total Expenses ...................................................   $22,587,560
Net Operating Income (NOI) .......................................   $ 6,414,408
Cash Flow (CF) ...................................................   $ 6,328,008
DSCR on NOI(1) ...................................................         1.76x
DSCR on CF(2) ....................................................         1.74x
--------------------------------------------------------------------------------

(1)   The debt service coverage ratio on net operating income including Note B is 1.56x.

(2)   The debt service coverage ratio on cash flow including Note B is 1.54x.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      PROPERTY INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           GOING
                                                                                            ALLOCATED       MARKET        CONCERN
                                                                         YEAR     YEAR         LOAN       APPRAISED      APPRAISED
CAMP NAME                   CITY       STATE       TYPE         ACRES   BUILT  RENOVATED      AMOUNT        VALUE          VALUE
---------                -----------   -----   --------------   -----   -----  ---------   -----------   ------------   -----------

Camp Ramaquois.........  Pomona          NY    Day/Co-Ed           38    1922      2001    $10,102,354    $12,650,000   $17,200,000
Camp Winaukee..........  Moultonboro     NH    Resident/Boys       81    1920      2006      7,986,051     10,000,000     6,400,000
Camp Mah-Kee-Nac.......  Lenox           MA    Resident/Boys       42    1973      2002      5,270,793      6,600,000     6,400,000
Camp Winadu............  Pittsfield      MA    Resident/Boys       71    1968      2005      4,951,351      6,200,000     7,800,000
Camp Danbee............  Hinsdale        MA    Resident/Girls     256    1968      2005      4,791,630      6,000,000     7,300,000
Lake of the Woods......  Decatur         MI    Resident/Girls      73    1935      2005      3,993,025      5,000,000     9,500,000
Camp Walt Whitman......  Piermont        NH    Resident/Co-Ed     266    1950      2005      3,194,420      4,000,000     7,500,000
Camp Wicosuta..........  Hebron          NH    Resident/Girls      90    1931      2005      2,874,978      3,600,000     4,900,000
Camp Cobbossee.........  Winthrop        ME    Resident/Boys      136    1940      2003      2,635,397      3,300,000     3,800,000
                                                                -----                      -----------    -----------   -----------
TOTAL..................                                         1,053                      $45,800,000    $57,350,000   $70,800,000
-----------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o   The Camp Group Portfolio Mortgage Loan is a $45.8 million ten-year fixed rate loan secured by a first mortgage on nine summer camps located in five states. The Camp Group Portfolio Mortgage Loan amortizes on a 25- year schedule and is interest only for the first two years of the loan term. The
    Camp Group Portfolio Mortgage Loan matures on September 1, 2016 and accrues interest at an annual rate, rounded to three decimal places, of 6.392%.

THE BORROWERS:

o   The Camp Group Portfolio Borrowers, Danbee Real Estate Co., L.L.C., Winadu
    Real Estate Co., L.L.C., Mah-Kee-Nac Real Estate Co., L.L.C., Wicosuta Real
    Estate Co., L.L.C., Winaukee Real Estate Co., L.L.C., Whitman Real Estate
    Holding Co., L.L.C., Cobbossee Real Estate Co., L.L.C., Lake of the Woods
    Real Estate Co., L.L.C. and Ramaquois Real Estate Co., L.L.C., are all New
    York limited liability companies and single purpose, bankruptcy remote entities with at least one independent director for which legal counsel has delivered a non-consolidation opinion. Equity ownership in each of the
    Borrowers is held 100% by CampGroup, L.L.C., a New York limited liability company. Equity ownership in CampGroup is held by Andrew Benerofe, Roy
    Korins, Juda Klein, and Jeff Bershad each having 23.53% and 5.88% by Bruce
    Zenkel.

o   CampGroup, L.L.C., founded in 1998 by Bruce Zenkel, is the largest owner/operator of for-profit summer camps in the United States. Andrew
    Benerofe serves as Chairman of the Board of Directors and his son, Mark
    Benerofe, chairs Camp Group L.L.C. business development committee. Roy
    Korins is a New York attorney and Juda Klein, along with family members, owns Julius Klein Diamonds.

INDUSTRY INFORMATION

o   According to the American Camp Association ("ACA"), approximately 12,000 camps currently operate in the United States. In total, camps nationwide generate between $10 billion and $12 billion in revenue annually.

o   The ACA is the largest camp association in the world. Membership in the ACA is open to camps of every variety. The ACA provides professional development, educational and networking opportunities for camps and camp professionals and promulgates standards for the accreditation of camps. ACA accreditation is granted to camps that demonstrate substantial compliance with approximately 300 industry accepted standards for facility maintenance, safety, staff training, program quality, administrative procedures, food service, emergency preparedness and transportation.

    At least once every three years, a team of trained professionals makes an in-session visit to each accredited camp to verify compliance. Although any camp can seek ACA accreditation, only 2,340 of the estimated 12,000 camps are ACA accredited. All nine Camp Group Portfolio Mortgaged Properties are
    ACA accredited.

o   Camps nationwide consist of 16 different types that can be categorized as one or more of the following: resident or day camps, traditional or non-traditional camps, general or specialty camps, for-profit or not-for-profit camps, accredited or non-accredited camps, special population or general population camps, and religious or non-sectarian camps. The Camp
    Group Portfolio Mortgaged Properties consist of eight resident camps and one day camp.

o   Resident summer camps, defined as camps where children sleep overnight at camp for the length of the program, total approximately 7,000 and are located in all 50 states. Resident camps vary in size from 20 to 2,000 campers, may be single sex or co-ed, with tuitions as high as $1,500 per week. Day camps, totaling approximately 5,000 nationwide, are primarily in states with large metropolitan areas such as California, New York,
    Massachusetts, Illinois and New Jersey.

o   The Camp Group Portfolio Mortgaged Properties consist of nine traditional camps defined as both day and resident camps whose primary use is as a camp.
    The vast majority of traditional resident camps were founded in the first half of the 20th century, typically in woodland areas near a lake or river.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

THE PROPERTY:

o   The Camp Group Portfolio Mortgaged Properties consist of fee simple interests in nine summer camps ranging in size from 38 acres to 266 acres located in Massachusetts (3), New Hampshire (3), Maine (1), Michigan (1),
    and New York (1). Each camp is located on a lake and offers camp activities including, but not limited to, canoeing, kayaking, hiking, fishing, softball, golf, swimming, horseback riding, arts and crafts, basketball and camping. In the Camp Group Portfolio, typical resident camps run from four to seven weeks with the exception of The Glen and The Grove which run two weeks.

o   Camp Danbee, Camp Winadu and Camp Mah-Kee-Nac are located in the Berkshire
    Mountains of western Massachusetts. Camp Wicosuta, Camp Winaukee and Camp
    Walt Whitman are located in the White Mountain region of New Hampshire. Camp
    Cobbossee is located in Maine. Lake of the Woods Camp, which includes Lake of the Woods Camp for Girls, Greenwoods Camp for Boys, The Glen, and The
    Grove, is located in the Lakes Region of Southwest Michigan. Camp Ramaquois
    is located 30 miles north of New York City.

o   The Camp Group Portfolio camps are accredited by the American Camp
    Association and are classified as resident and day camps for boys and girls.
    The camps have recently undergone extensive renovations including renovations to the cabins, new dining facilities, new in-door gymnasiums with air-conditioning, and new landscaping.

o   The Camp Group Portfolio has historically demonstrated stable to increasing enrollment as most recently evidenced by the following enrollment figures:
    total enrollment for 2000-2006 was 3,507, 3,648, 3,583, 4,138, 4,162, 4,208,
    and 4,342, respectively. The figures exclude enrollment for The Glen and The
    Grove (Lake of the Woods) which were acquired by Camp Group LLC in 2005.

o   The Camp Group Portfolio Borrowers are generally required at their sole cost and expense to keep the Camp Group Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o   The Camp Group Portfolio Mortgaged Properties are operated and managed by
    CampGroup, LLC. is the largest owner/operator of for profit summer camps in the United States.

MASTER LEASE

o   The Camp Group Portfolio Mortgaged Borrowers have entered into a 15-year triple net lease ("Master Lease") for the individual properties with CG MT,
    LLC. CG MT, LLC has entered into a Master Sublease with the nine camp operating companies. The Master Sublease provides for the monthly payment of scheduled base rent and scheduled pass through expenses over the loan term.
    The Master Lease allows the individual properties to remain in the operating company, CG MT, LLC, which makes rental payments to The Camp Group Portfolio
    Borrowers. All payments shall at all times during the term of Camp Group
    Portfolio Mortgage be made directly to a deposit account controlled by the mortgagee. The Master Lease and Master Sublease are subject and subordinate to the Camp Group Portfolio Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   A $4,050,000 Note B to be held outside of the Trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.

COLLATERAL RELEASE:

o   The Camp Group Portfolio Borrower may obtain the release of a mortgaged property or properties at any time after October 1, 2008, subject to the satisfaction of certain conditions, including, but not limited to: (i) no more than five such properties may be released during the term of the Camp
    Group Portfolio Loan; (ii) the aggregate amount of all previous prepayments together with the subject prepayment may not exceed $25,000,000; and (iii)
    the Camp Group Portfolio Borrower pays 125% of the allocated loan amount for the applicable release property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-5

--------------------------------------------------------------------------------

                              CAMP GROUP PORTFOLIO

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81